                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                                TYCO TOYS, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LOGO OF TYCO APPEARS HERE]

                                TYCO TOYS, INC.
                              6000 MIDLANTIC DRIVE
                         MOUNT LAUREL, NEW JERSEY 08054

                                                April 7, 1995

   To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Tyco Toys, Inc., to be held at 10:00 a.m. local time at 200 Fifth Avenue, New York, New York 10010, on Thursday, May 11, 1995. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the meeting.

     A proxy form is enclosed with the Notice of Annual Meeting and Proxy Statement. Regardless of the number of shares you own, it is important that your shares be represented. Accordingly, we hope that you will complete and sign the proxy form and return it to us promptly in the enclosed envelope whether or not you are planning to be present.

     We look forward to greeting personally as many of our stockholders as possible at the meeting.

                                          Sincerely yours,

                                          /s/ Richard E. Grey
                                          Richard E. Grey
                                          Chairman

                                TYCO TOYS, INC.
                             6000 MIDLANTIC DRIVE
                        MOUNT LAUREL, NEW JERSEY 08054

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON MAY 11, 1995

                               ----------------

  The Annual Meeting of Stockholders of Tyco Toys, Inc., a Delaware corporation (the "Company" or "Tyco"), will be held at 10:00 a.m. local time at 200 Fifth Avenue, New York, New York 10010, on Thursday, May 11, 1995, for the following purposes:

    1. To elect four members to the Board of Directors to serve for a term expiring at the Annual Meeting of Stockholders to be held in 1998.

    2. Approval of an Amendment to the Restated Certificate of Incorporation of the Company to increase the authorized Common Shares from 50,000,000 to 75,000,000.

    3. Approval of an Amendment to the 1992 Non-Qualified Stock Option Plan of the Company to increase by 600,000 the number of shares authorized to be issued under the Plan (subject to adjustment) and to limit the number of options that may be granted to an individual in any year.

    4. Approval of the Long Term Incentive Plan for Executive Managers of the Company.

    5. Approval of the Annual Incentive Plan for Executive Managers of the Company.

    6. To transact such other business as may properly be brought before the Meeting, or any adjournment thereof.

  Holders of record of the Company's Common Stock at the close of business on March 24, 1995 shall be entitled to notice of and to vote at the Meeting and any adjournment thereof.

  If you cannot be personally present at the Meeting, please date, complete and promptly return the enclosed proxy. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned.

                                          By Order of the Board of Directors

                                          /s/ Michael Kennedy, Jr.

                                          R. Michael Kennedy, Jr.,
                                                Secretary

Mt. Laurel, New Jersey

April 7, 1995

                                TYCO TOYS, INC.
                             6000 MIDLANTIC DRIVE
                        MOUNT LAUREL, NEW JERSEY 08054

                               ----------------
                                PROXY STATEMENT
                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               MAY 11, 1995

                                 INTRODUCTION

  This Proxy Statement is being mailed to stockholders of Tyco Toys, Inc. (the "Company" or "Tyco") in connection with solicitation by the Company's Board of Directors of proxies to be used at its Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 11, 1995, at 10:00 a.m. local time at 200 Fifth Avenue, New York, New York 10010 for the purposes set forth in the preceding notice. This Proxy Statement and the accompanying proxy are first being sent to stockholders on or about April 7, 1995.

  If a proxy in the enclosed form is duly executed and returned, the shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), or Series B Voting Convertible Exchangeable Preferred Stock ("Series B Preferred Stock") represented thereby will be voted, where specification is made by the stockholder on the form of proxy, in accordance with such specification. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote the shares represented thereby FOR the election of the named nominees for Director, FOR the approval of an amendment to the Certificate of Incorporation, FOR the amendment of the 1992 Non-Qualified Stock Option Plan, FOR the approval of the Long Term Incentive Plan, and FOR the approval of the Annual Incentive Plan. Any stockholder may revoke his proxy by delivery of a later dated proxy or by providing written notice of revocation to the Secretary of the Company at any time before it is voted. A proxy will not be voted if the stockholder attends the meeting and elects to vote in person.


  Only stockholders of record at the close of business on March 24, 1995 have the right to receive notice of and to vote at the Annual Meeting and any adjournment thereof. As of that date, 34,894,951 shares of Common Stock and 49,789 shares of Series B Preferred Stock were outstanding.

  On each matter to be voted on at the Annual Meeting, the Common Stock and the Series B Preferred Stock will vote together, and holders of Common Stock and Series B Preferred Stock will be entitled to one vote per share and 105 votes per share, respectively. The election of directors requires a plurality of the votes cast. A majority of the votes cast is required to approve all other matters that may properly come before the Annual Meeting, other than the increase in the authorized number of shares of Common Stock, which requires a majority of the votes entitled to be cast. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included.

  Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

  It is not anticipated that there will be presented at the Annual Meeting any business other than the matters set forth in the enclosed notice. At the date hereof, the Board was not aware of other matters that might properly be presented at the Annual Meeting. If any other business should come before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

  The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(a) matters which may be presented at the Annual Meeting at the request of public stockholders and with respect to which the Company has not received notice at the date hereof; (b) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (c) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (d) any proposal omitted from the Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended; and (e) matters incident to the conduct of the Annual Meeting.

  The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain Directors, officers, and employees of the Company may solicit proxies in person or by telephone, telegraph, facsimile or mail. The Company has also retained, on behalf of the Board of Directors, Shareholder Communications Corporation, to assist in soliciting proxies at a fee estimated not to exceed $10,000, plus reasonable expenses. Further, the Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

  The following table sets forth information as of March 24, 1995 with respect to persons known by the Company to be beneficial owners of more than 5% of the Common Stock and by each of the Company's Directors, each of the named Executive Officers and all Directors and Executive Officers as a group:

                                                    AMOUNT OF
                                                   BENEFICIAL
                                                  OWNERSHIP (1) PERCENT (1)(2)
                                                  ------------- --------------
Corporate Advisors, L.P. (3)(4)..................   5,227,845        13.0%
 One Rockefeller Plaza
 New York, New York 10020
State of Wisconsin Investment Board (3)..........   3,454,800         9.9
 121 East Wilson Street
 Madison, Wisconsin 53708
State Street Bank and Trust (3)..................   1,749,000         5.0
 225 Franklin Street
 Boston, Massachusetts 02110
Richard E. Grey (5)..............................     334,000           *
Harry J. Pearce (5)..............................     110,418           *
Gary Baughman (6)................................           0          --
Jerome I. Gellman (5)............................       9,000           *
Ariel Gratch (5).................................       9,000           *
Joel M. Handel (5)...............................      19,000           *
Arnold Thaler (5)................................      55,614           *
Timothy J. Danis (5).............................      19,000           *
Alan Vituli (5)..................................      27,500           *
John A. Canning, Jr. (5)(7)......................     184,600           *
Dr. LaSalle D. Leffall, Jr. (5)..................       5,200           *
Jonathan Kagan (4)...............................   5,227,845        13.0
David Golub (4)..................................   5,237,845        13.0
Michael J. Lyden (5).............................      54,000           *
Karsten Malmos (5)...............................      37,340           *
All Directors and Executive Officers as a group
 (21 persons) (4)(5)(6)(7).......................   6,251,297        15.3

* Represents less than 1% of the outstanding shares of Common Stock.

(1) The amount and percentage of securities "beneficially owned" by an individual are determined in accordance with the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after March 24, 1995. Beneficial ownership may be disclaimed as to certain of the securities. Unless otherwise indicated, the persons and entities named have sole voting and dispositive power over their shares.


(2) Shares subject to outstanding stock options which the individual has the right to acquire within sixty (60) days after March 24, 1995 and shares issuable upon conversion of Series B Preferred Stock are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such individual, or any group including such individual, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other individual.

(3) Based on information filed with the Securities and Exchange Commission by the reporting person.

(4) Includes 49,789 shares of Series B Preferred Stock. Each share of Series B Preferred Stock is currently convertible into 105 shares of Common Stock. All such shares listed in the table as being beneficially owned by Messrs. Kagan and Golub are beneficially owned by Corporate Advisors, L.P. which is the general partner of Corporate Partners, L.P. and Corporate Offshore Partners, L.P. and serves as investment manager over certain assets of the State Board of Administration of Florida, including its Series B Preferred Stock. Messrs. Kagan and Golub may be deemed to have shared voting and investment power over such shares as Managing Director and Senior Vice President, respectively, of Corporate Advisors, L.P. Messrs. Kagan and Golub disclaim beneficial ownership of all such shares. The address of Messrs. Kagan and Golub is the address of Corporate Advisors, L.P.

    These stockholders may be deemed to be a "group" of persons acting together for the purpose of acquiring, holding, voting or disposing of shares of Series B Preferred Stock. Corporate Advisors, L.P. has sole voting and dispositive power as to the shares of Series B Preferred Stock held by Corporate Partners, L.P., Corporate Offshore Partners, L.P. and the State Board of Administration of Florida.

(5) Includes 196,000, 100,000, 9,000, 9,000, 19,000, 9,000, 19,000, 27,500,
    35,000, 5,000, 54,000 10,000 and 37,000 shares that are subject to options granted pursuant to registered option plans of the Company and held by Messrs. Grey, Pearce, Gellman, Gratch, Handel, Thaler, Danis, Vituli, Canning, Lefall, Lyden, Golub and Malmos, respectively; also includes 631,600 shares subject to options held by all Executive Officers and Directors as a group, all of which options so included are presently exercisable.

(6) Does not include 40,000 Restricted Shares which vest in October, 1995.


(7) Includes 149,600 shares issuable upon the conversion of Convertible Subordinated Debentures held by Madison Dearborn Partners IV. John A. Canning, Jr., a Director of the Company, is a partner in Madison Dearborn Partners IV.

                             ELECTION OF DIRECTORS

  Pursuant to the Company's By-laws, four members of the Board of Directors (consisting of a total of thirteen members) are to be elected at the Annual Meeting for a term expiring at the Annual Meeting of Stockholders to be held in 1998, and until their successors are elected and qualified. Except where authority to so vote is withheld, the accompanying proxy will be voted FOR Harry J. Pearce, Timothy J. Danis, Arnold Thaler and LaSalle D. Leffall, Jr. If a nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for a substitute nominee selected by the Board of Directors, unless the Board of Directors reduces the number of Directors.

  Listed below is information regarding the nominees for Director and the continuing Directors and Executive Officers of the Company.

NOMINEES FOR DIRECTOR

                NAME                  AGE POSITION WITH COMPANY
                ----                  --- --------------------------------------
Harry J. Pearce......................  50 Vice Chairman, Chief Financial Officer
Timothy J. Danis.....................  48 Director
Arnold Thaler........................  72 Director
LaSalle D. Leffall, Jr...............  63 Director

  Harry J. Pearce was appointed Executive Vice President in September 1987 and has served as Senior Vice President - Finance and Chief Financial Officer of the Company since December 1985. He has served as a Director of the Company since September 1988, and was appointed Vice Chairman in April, 1993. Mr. Pearce is a Director and former Chairman of Toy Manufacturers of America, Inc., a toy industry trade organization.

  Timothy J. Danis was appointed to the Board in December 1990. He is the Chairman and Chief Executive Officer of Rollins Hudig Hall of Illinois. For more than five years until January 1992, he served as President and Chief Executive Officer of Corroon and Black of Missouri, Inc. In January 1992, he joined the Rollins Burdick Hunter Group as Chief Executive Officer; Rollins Burdick Hunter Group is an international insurance brokerage firm which became Rollins Hudig Hall in January 1993.

  Arnold Thaler was President of View-Master Ideal Group, Inc. ("View-Master") from July 1981, when he purchased the View-Master line with a group of investors, until his retirement in 1990. View-Master became a public company in 1983, and was acquired by the Company in 1989. He was appointed as a Director of the Company in February 1990. He also served previously as President of Ekco Housewares Company and as an officer of its parent, American Home Products Corporation. Mr. Thaler retired as an active officer on December 31, 1990 and now serves as a consultant to the Company.

  Dr. LaSalle D. Leffall, Jr. was appointed as a Director of the Company in February 1993. For more than the last five years, he has been Chairman of the Department of Surgery at Howard University College of Medicine in Washington, D.C. Dr. Leffall also serves as a Director of the Warner Lambert Company and Mutual of America.

  Messrs. David Golub and Jonathan Kagan have been seated as Directors in accordance with the terms of certain agreements entered into by the Company and holders of the Series B Preferred Stock.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

              NAME                AGE            POSITION WITH COMPANY
              ----                ---            ---------------------
Richard E. Grey(1)...............  60 Chairman and Chief Executive Officer
Gary Baughman(2).................  48 President, Chief Operating Officer and
                                       Director
John A. Canning, Jr.(2)..........  50 Director
Jerome I. Gellman(2).............  67 Director
David Golub(1)...................  32 Director
Ariel Gratch(2)..................  43 Director
Joel M. Handel(1)................  59 Director
Jonathan Kagan(2)................  38 Director
Alan J. Vituli(1)................  53 Director
Anthony DiMichele, Jr. ..........  38 Senior Vice President - Finance
Michael J. Lyden(3)..............  52 President - Tyco U.S.
Karsten Malmos(3)................  50 President - Tyco International
B. James Alley(3)................  45 Executive Vice President - Matchbox
James L. Block(3)................  43 Senior Vice President - Marketing
R. Michael Kennedy, Jr...........  51 Senior Vice President, General Counsel and
                                       Secretary
Paul J. Weaver(3)................  44 Executive Vice President - International
                                       Finance and Operations
Martin Scheman(4)................  63 Chairman and Chief Executive Officer, Tyco
                                       Playtime, Inc.

- --------
(1) Term will expire at the Annual Meeting of Shareholders to be held in 1996.
(2) Term will expire at the Annual Meeting of Shareholders to be held in 1997.
(3) Officer of the Company's principal operating subsidiary, Tyco Industries, Inc.
(4) Officer of a wholly-owned subsidiary of the Company.

  Richard E. Grey has served as President and Chief Executive Officer of the Company since December 1985, as Chairman since July 1991, and as a Director since 1988. Mr. Grey has also served as President, Chief Executive Officer, Director and a member of the Executive Committee of the Company's principal operating subsidiary since 1973. Mr. Grey has been employed by the Company and its predecessor since 1958. Mr. Grey has served as a Director and Chairman of the Board of Toy Manufacturers of America, Inc.

  Gary Baughman was appointed President, Chief Operating Officer and a Director in October, 1994. For more than five years prior to that time he was President of the Little Tikes division of Rubbermaid, Inc.

  John A. Canning, Jr. was appointed to the Board in July 1991. He is the President of Madison Dearborn Partners, Inc. During the last five years until January 1993, he served as President of First Chicago Venture Capital, an affiliate of First Chicago Investment Corporation (FCIC); FCIC and Madison Dearborn Partners IV, of which he is a partner, provided the financing for the purchase by the Company of the equity interest of the Selzer family members in July 1991. Mr. Canning is also a director of Bayou Steel Corporation and the Interlake Corporation.

  Jerome I. Gellman has served as a Director of the Company since April 1987. For over five years, until January 1988, he was a partner in the law firm of Tucker, Gellman & Mulderig, P.C. In January 1988, he became Of Counsel to the law firm of Cowan, Liebowitz & Latman, P.C.

  David Golub was appointed a Director in April, 1994. For more than five years he has served as a Senior Vice President of Corporate Advisors, L.P., investment advisors to three entities who hold the Series B Preferred Stock.

  Ariel Gratch has served as Director of the Company since December 1985. Mr. Gratch has been a partner in the law firm of Gratch, Jacobs & Brozman, formerly Zellermayer Gratch & Jacobs, since 1982 and prior thereto was associated with such firm. Zellermayer Gratch & Jacobs from time to time has represented the Company and its affiliates.

  Joel M. Handel has served as a Director of the Company since April 1987. He has been for more than the past five years, a partner in the law firm of Baer Marks & Upham, which has served as counsel to the Company. Mr. Handel served as a Director of Robert Bruce, Inc. and Robert Bruce Industries from November 1984 until his resignation in March 1989.

  Jonathan Kagan was appointed Director in April, 1994. For more than five years he has served as Managing Director of Corporate Advisors, L.P. He is also a general partner of Lazard Freres & Co. and a Director of Continental Cablevision, Inc.

  Alan Vituli was appointed to the Board in May 1991. He has been Chairman of Carrols Corporation, an operator of fast food restaurants in ten eastern states, since 1986; he is also a partner in Morgan Realty, a developer of real estate communities in Maryland, Delaware, Pennsylvania and New Jersey. He has served as a director of Pollo Tropical, Inc., an operator of restaurants in the southeastern U.S., since October, 1993.

  Anthony Di Michele, Jr. was appointed Senior Vice President - Finance in November, 1994. For more than five years prior to that time he was Senior Vice President of AWT, an environmental services company.

  Michael J. Lyden has been employed by the Company since 1987 as Vice President, Business Development; he was appointed Senior Vice President in 1990, and President - Tyco U.S. in January, 1994.

  Karsten Malmos joined the Company's principal operating subsidiary as Vice President -International in 1980. He was appointed Senior Vice President -
 International of the Company's principal operating subsidiary in December 1987, Executive Vice President in July 1992 and President - Tyco International in April, 1993.


  B. James Alley has been employed by the Company's principal operating subsidiary since December 1976, including service as Senior Vice President -
 Marketing since October 1986 and as Vice President - Marketing from May 1981 until October 1986. He became Executive Vice President in June, 1994.

  James L. Block joined the Company as Vice President - Marketing in April 1992 and was appointed Senior Vice President - Marketing in July 1992. For more than five years prior to joining the Company, he was Vice President of Marketing of Kenner Products, a subsidiary of Hasbro.

  R. Michael Kennedy, Jr. was appointed Vice President and General Counsel of the Company in October 1987 and Senior Vice President in 1990. He was appointed Secretary in July 1991. For over five years prior to 1987, he was Vice President and General Counsel of Wendy's

International, Inc., an operator and franchisor of fast-food hamburger restaurants in the United States and other countries.


  Paul J. Weaver has been employed by the Company's principal operating subsidiary since 1975. He was appointed Vice President and Controller of the Company in October 1987, Senior Vice President in 1990, and Executive Vice President - International Finance and Operations in May, 1994.

  Martin Scheman has, for more than the last five years, been President of Tyco Preschool Toys, Inc. (formerly Illco Toy Co. U.S.A., Inc.), which the Company acquired in June, 1992. He was appointed Chairman of the Company's Tyco Playtime and Preschool subsidiaries in June 1993, and Chief Executive Officer of Tyco Playtime in December, 1994.

OPERATION OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company met ten times during 1994. Each Director attended after his election more than 75% of the aggregate number of meetings of the Board and the committees of which he was a member. There are six standing Committees of the Board of Directors: the Executive Committee; the Audit Committee; the Stock Option Committee; the Finance Committee; the Compensation Committee; and the Nominating Committee.

  The Executive Committee, comprised of Messrs. Grey, Pearce, Baughman, Handel, Kagan and Thaler, meets on call and has the authority to act on most matters during intervals between Board meetings. The Executive Committee met three times during 1994.

  The Audit Committee is comprised of Messrs. Gellman, Danis, Kagan and Vituli, who are all outside Directors. It evaluates and approves, among other things, all transactions between the Company and related parties. The Committee also reviews the internal controls of the Company, its financial and accounting practices, the performance of the Company's accounting and financial staff, and the performance and cost of its outside auditors. The Audit Committee met twice during 1994.

  The function of the Compensation Committee is to review and make recommendations to the Board of Directors with respect to compensation of the Company's executive officers. The Compensation Committee, which met nine times during 1994, consists of outside Directors, Messrs. Gellman, Canning and Golub.

  The Stock Option Committee is comprised of outside Directors Messrs. Golub and Canning. The purpose of the Committee is to administer the stock option plans of the Company. The Stock Option Committee met twice during 1994.

  The Finance Committee consists of Messrs. Pearce, Thaler, Vituli, Kagan and Canning. The Committee's purpose is to make recommendations to the Board concerning the securities and finance activities of the Company. The Finance Committee met three times during 1994.

  The Nominating Committee consists of Messrs. Thaler, Danis and Vituli. The purpose of this Committee is to identify qualified candidates for the Board of Directors of the Company. The Nominating Committee met once during 1994. Stockholders who wish to suggest qualified candidates should write to the Secretary of the Company at 6000 Midlantic Drive, Mount Laurel, New Jersey 08054, stating in detail the qualifications of such persons for consideration by the Nominating Committee.

  All required reports under Section 16 of the Securities Exchange Act of 1934 relating to ownership and changes in ownership by Directors and executive officers of the Company's Common Stock were filed timely.

                    REMUNERATION OF DIRECTORS AND OFFICERS

  The following table sets forth remuneration paid or distributed to, or accrued for, each of the five most highly paid current Executive Officers of the Company during the Company's fiscal year ended December 31, 1994, and one Executive Officer no longer with the Company.

                                                  SUMMARY COMPENSATION TABLE
                         -----------------------------------------------------------------------------
                                                                         LONG TERM
                                        ANNUAL COMPENSATION             COMPENSATION
                              ---------------------------------------- --------------
                                                                                       ALL OTHER
        NAME AND                                      OTHER ANNUAL         AWARDS     COMPENSATION
   PRINCIPAL POSITION    YEAR SALARY ($) BONUS ($) COMPENSATION ($)(1) OPTIONS (#)(2)    ($)(3)
- ------------------------ ---- ---------- --------- ------------------- -------------- ------------
Richard E. Grey......... 1994  550,000         0         22,455           196,000        6,318
 Chairman,               1993  550,000         0         18,192                 0        4,050
 Chief Executive         1992  500,000         0         18,333           260,000        4,263
 Officer
Harry J. Pearce......... 1994  375,000         0         15,800            60,000        2,592
 Vice Chairman,          1993  375,000         0         15,613                 0        1,566
 Chief Financial         1992  350,000         0         11,248            40,000        4,169
 Officer
Jay Kahan(4)............ 1994  273,000         0         12,335            21,000        6,318
 Executive Vice          1993  273,000         0         11,116                 0        6,318
 President-Sales         1992  260,000    28,600         12,506            15,000        3,159
Robert Rao(4)........... 1994  260,000         0         10,800            23,000        2,592
 President,              1993  241,200         0         54,798(5)              0        2,592
 Tyco Playtime           1992   47,600         0          2,031             5,000            0
Karsten Malmos.......... 1994  240,000         0         12,014            21,000        2,592
 President-Tyco          1993  230,000         0         12,627                 0        1,566
 International           1992  186,330    30,000          8,584            15,000        1,437
Michael J. Lyden........ 1994  238,062         0         12,043            38,000        2,592
 President-Tyco US       1993  168,031    18,000         13,721                 0        2,370
                         1992  165,615         0         10,977            10,000        2,565

(1) Includes car allowances, contributions in lieu of pension and medical expense reimbursements.

(2) No preferential earnings or above market earnings, or discounts from fair market value, were recognized by executive officers in connection with the stock option plans of the Company. Information concerning grants and exercises of fair market stock options granted in 1994 and aggregated stock options exercised in 1994 are discussed elsewhere in this Proxy. (See STOCK OPTIONS GRANTED IN 1994).

(3) Represents the taxable cost of group life insurance payments. (See also KEY EMPLOYEE AGREEMENTS, below).

(4) Formerly an officer of a wholly-owned subsidiary of the Company.

(5) Includes reimbursement of relocation expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

  Mr. Grey entered into an Employment Agreement with the Company in July, 1994. The Agreement expires December 31, 1997 and will automatically extend for an additional one-year period unless either party gives the other written notice of termination within six months of the expiration of the Agreement. Under the Agreement, Mr. Grey is entitled to receive an annual base salary of $600,000 for 1995 and $400,000 for any year during which he is Chairman but does not serve as Chief Executive Officer, plus annual incentive compensation of up to 135% of his annual base salary based upon criteria established by the Compensation Committee. In addition, he is entitled to participate in the Long Term Incentive Plan. (See LONG TERM INCENTIVE PLAN below). Under Mr. Grey's previous employment agreement, he was entitled to a base salary of $600,000 during 1994. Mr. Grey voluntarily agreed to keep his 1994 salary at $550,000, the 1993 level. Mr. Grey similarly agreed to forego any salary increase during the first three months of 1995. At all times during the term of his Agreement, Mr. Grey will be entitled to receive or participate in such medical, hospitalization and insurance plans as the Company may generally make available to its executive employees. The Agreement also provides for death and disability benefits. At any time on or before December 31, 1996, in the event of a change of control of the Company, as defined in the Agreement, the Company will pay to Mr. Grey a sum equal to 2.99 times his annual salary, plus a pro rata portion of incentive compensation provided in the Agreement, provided Mr. Grey's employment is then in full force and effect and the change of control does not take place in a public offering, as defined in the Agreement. The Company may terminate Mr. Grey's employment for cause as defined under the Agreement. If the Company terminates the employment of Mr. Grey without cause or Mr. Grey terminates his employment for good reason as such terms are defined in the Agreement, then the Company is obligated to pay to Mr. Grey the sum of two times his average annual salary and bonus over the prior five years, plus a pro rata portion of his annual base salary accrued through the termination date.

  Mr. Pearce entered into an Employment Agreement with the Company in July, 1994. The Agreement expires December 31, 1997 and will automatically extend for an additional one-year period unless either party gives the other written notice of termination within six months of the expiration of the Agreement. Under the Agreement, Mr. Pearce is entitled to receive an annual base salary of $400,000 for 1995 plus annual incentive compensation of up to 135% of his annual base salary based upon criteria established by the Compensation Committee. In addition, he is entitled to participate in the Long Term Incentive Plan. Under Mr. Pearce's previous employment agreement, he was entitled to a base salary of $400,000 during 1994. Mr. Pearce voluntarily agreed to keep his 1994 salary at $375,000, the 1993 level. Mr. Pearce similarly agreed to forego any salary increase during the first three months of 1995. At all times during the term of his Agreement, Mr. Pearce will be entitled to receive or participate in such medical, hospitalization and insurance plans as the Company may generally make available to its executive employees. The Agreement also provides for death and disability benefits. At any time on or before December 31, 1996, in the event of a change of control of the Company, as defined in the Agreement, the Company will pay to Mr. Pearce a sum equal to 2.99 times his annual salary, plus a pro rata portion of Incentive Compensation provided in the Agreement, provided Mr. Pearce's employment is then in full force and effect and the change of control does not take place in a public offering, as defined in the Agreement. The Company may terminate Mr. Pearce's employment for cause as defined under the Agreement. In the event the Company terminates the employment of Mr. Pearce without cause or Mr. Pearce terminates his employment without good reason, as such terms are defined in the Agreement, the Company is obligated to pay to Mr. Pearce the sum of two times his average annual salary and bonus over the prior five years, plus a pro rata portion of his annual base salary accrued through the date of such termination.

  Mr. Baughman entered into an Employment Agreement with the Company on October 3, 1994. The Agreement expires on December 31, 1998 and will automatically renew for a period of one additional year, unless either party gives written notice of termination to the other at least ninety days in advance of such date. Under the Agreement, Mr. Baughman is entitled to receive an annual base salary of $450,000 in 1995 and not less than $550,000 in the following years. The Agreement provides that Mr. Baughman will serve as Chief Executive Officer of the Company beginning January 1, 1996. In addition, Mr. Baughman is entitled to receive annual incentive compensation of up to 135% of his annual salary based on criteria established by the Compensation Committee. In addition, he is entitled (i) to receive 40,000 shares of restricted Common Stock of the Company, which shares will vest after one year from the beginning of his employment, and (ii) to participate in the Long Term Incentive Plan. At all times during the term of his Agreement, Mr. Baughman is also entitled to receive or participate in such medical, hospitalization and insurance plans as the Company may generally make available to its executive employees. The Agreement provides for certain death and disability benefits. At any time on or before December 31, 1998, in the event of a change in control of the Company (as defined in the Agreement) the Company will pay to Mr. Baughman a sum equal to 2.99 times his average annual base salary and annual bonus for the last five years (calculated as if his employment had continued through December 31, 1995, if applicable), provided that Mr. Baughman's employment is in full force and effect, and the change of control does not take place in a public offering, as defined in the Agreement. The Company may terminate Mr. Baughman's employment for cause, as defined in the Agreement.

  My. Lyden has an employment agreement with the Company which provides for an annual base salary of $252,000 through 1995, and he is eligible to receive additional annual incentive compensation of up to 105% of his base salary. Mr. Lyden is also eligible to participate in the Long Term Incentive Plan. The Company may terminate Mr. Lyden's employment at any time, without cause, but in such event the Company would be obligated to pay Mr. Lyden severance payments equal to his annual salary, plus the pro-rata portion of the incentive compensation that would have been paid to Mr. Lyden for that year. In the event of a change of control of the Company as defined in the agreement, the Company will pay Mr. Lyden a sum equal to one half of his annual base salary, provided his employment is then in full force and effect.


  Mr. Malmos has an employment agreement with the Company which provides for an annual salary of $248,000 per year through 1995, and he is eligible for additional incentive compensation of up to 105% of his base salary. Mr. Malmos is also eligible to receive participate in the Long Term Incentive Plan. The Company may terminate his employment at any time without cause, but in such event the Company would then be obligated to make severance payments equal to his annual salary, plus the pro-rata portion of the incentive compensation that would have been paid to him for that year. In the event of a change of control of the Company, as defined in the agreement, the Company will pay Mr. Malmos a sum equal to his annual base salary, provided his employment is then in full force and effect.

  Jay Kahan had an employment agreement with the Company which provided for an annual salary of $289,000 per year through 1995. Mr. Kahan resigned in April 1995.

  In 1994, Mr. Rao had an employment agreement with the Company which provided for an annual salary of $260,000 per year.

  Each of the executives referred to above has insurance policies providing benefits of a maximum of $500,000 in the event of his death while employed by the Company, and 60% of his annual income (up to $200,000 annual benefit) in the event of disability.

KEY EMPLOYEE AGREEMENTS

  The Company has entered into Key Employee Agreements with eleven other executive officers of the Company; under the terms of the Agreements, the Company will pay to such employees amounts equal to one half of their annual salary, in the event of a change of control of the Company, as such term is defined in the Agreements.

ITEM 2. PROPOSAL TO AMEND ARTICLE IV OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

  The authorized capital stock of the Company presently consists of 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $.10 per share. As of March 24, 1995, there were 34,894,951 shares of Common Stock and 49,789 shares of Series B Preferred Stock outstanding. For the reasons stated below, the Board of Directors has unanimously determined that the Amendment is advisable and has determined to recommend it to stockholders for adoption. The Amendment, if adopted, will increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 75,000,000 shares. The number of authorized shares of Preferred Stock will remain at 1,000,000. A copy of the proposed Amendment to Tyco's Restated Certificate of Incorporation is set forth as Appendix A to this Proxy Statement.

BACKGROUND AND REASONS FOR PROPOSED AMENDMENT

  The Board of Directors has approved new annual and long-term incentive plans for management of the Company in order to enhance the performance of the Company and provide the opportunity for management to recognize capital appreciation in exchange for their contributions to the Company. In addition, there may exist in the future opportunities for the Company to benefit from acquisition opportunities or to increase its equity by the issuance of additional shares of Common Stock.

  There are now 9,452,564 shares of Common Stock reserved for issuance in connection with the Company's benefit plans (excluding any shares that might be issued in connection with the proposed amendment or adoption of the plans at the Annual Meeting (the "New Benefit Plan Shares"), Series B Preferred Stock and Convertible Subordinated Notes (as hereinafter defined). If the shareholders do not approve the Amendment, the Company will have only 5,652,485 authorized shares of Common Stock which have not been issued or reserved for issuance (excluding the New Benefit Plan Shares), which could adversely affect the Company's ability to respond to favorable opportunities as set forth below. Accordingly, the Board of Directors believes that it would be beneficial to the Company for the shareholders to approve the Amendment.

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

  If the Amendment is approved, the Company thereafter would have approximately 30,652,485 shares of Common Stock authorized, unissued and unreserved (excluding the New Benefit Plan Shares). Except for shares of Common Stock to be issued or reserved in connection with the plans described elsewhere in this Proxy Statement, the Series B Preferred Stock and the Convertible Subordinated Notes, the Company has no present plans, arrangements, understandings or agreements for issuing any shares of Common Stock.

  Any additional authorized shares that are not issued or reserved for issuance will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable acquisition opportunities without the delay and expense associated with the holding of a special meeting or soliciting the consent of its shareholders at the time such additional shares are needed. Unless required by law, regulatory authorities, or the rules of any stock exchange on which the Company's securities may then be listed, no further authorization by vote of shareholders will be required for any such share issuances.

  The increased availability for issuance of shares of Common Stock also could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the

Company by means of a merger, tender offer or other business combination directed at the

Company. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company. The cumulative effect of the Company's current Restated Certificate of Incorporation, with its staggered classes of Directors, authorized but unissued shares of preferred stock and super-majority voting rights of shareholders on certain business combination transactions, coupled with the adoption in September, 1988 of a Preferred Stock Rights Plan, can be expected to operate to deter certain mergers, tender offers or future takeover attempts. The Company is not aware of any attempt, whether formal or informal, to acquire a controlling interest in the Company; moreover, the Company has no present plan or intention to utilize the additional shares of Common Stock as an anti-takeover device.

  THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE VOTES ELIGIBLE TO BE CAST IS REQUIRED FOR APPROVAL OF THE AMENDMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE IV.

ITEM 3. PROPOSAL FOR APPROVAL OF THE AMENDMENT OF THE 1992 NON-QUALIFIED STOCK OPTION PLAN.

  In 1992, the Board of Directors of the Company adopted the 1992 Non-Qualified Stock Option Plan, subject to ratification by stockholders. The Non-Qualified Plan was ratified by stockholders at the 1992 annual meeting of stockholders.

  On February 8, 1995, the Board of Directors of the Company unanimously approved an amendment to and restatement of the Company's 1992 Non-Qualified Stock Option Plan (the "Stock Option Plan" or the "Plan") to increase the number of shares that may be granted under the Plan currently and in the future. The Board of Directors approved the proposed amendment upon the recommendation of the Compensation Committee in an effort to assure that the Company can make grants of stock options in recruiting and retaining the services of key employees and Directors and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.


  The Stock Option Plan as originally adopted provided that options to purchase up to an aggregate of 600,000 shares of Common Stock could be granted thereunder. The Stock Option Plan as amended provides for an increase of 600,000 in the number of shares of Common Stock that may be granted pursuant to options under the Plan. In addition, the amendment provides for a further increase in the number of shares with respect to which grants may be made under the Plan in an amount equal to 2% of any shares of Common Stock issued by the Company after February 8, 1995 in a public offering. Thus, if the Company were to issue an additional 100,000 shares in a future public offering, 2,000 additional shares would be available for grants of options under the Stock Option Plan. Without regard to this increase, after giving effect to a two-for-one stock split in June 1992, approximately 609,000 shares of Common Stock would be available for grant under the Stock Option Plan. Under the Stock Option Plan as amended, individual grants to a participant in any year cannot exceed 100,000 shares.

  The Stock Option Plan presently allows for the use of vesting by the Stock Option Committee. Options for Common Stock are granted to an optionee pursuant to a vesting schedule prepared by the Stock Option Committee. The schedule contains a date or series of dates as of which the option is issued and a date or series of dates as of which the option is vested. Prior to vesting, options may not be exercised.

  An option vests on the date (the "Vesting Date") set forth in the vesting schedule if the optionee has been continuously employed by the Company or a subsidiary to that date (except in certain cases involving termination by reason of death, disability, retirement or otherwise at the discretion of the Committee). If vesting does not occur, the optionee's right to exercise the option subject to the grant is forfeited. Upon the occurrence of a change in control in the Company, the vesting of all options that had been granted may be accelerated. The Stock Option Plan provides the Stock Option Committee with the power to adjust any grant of options to prevent the enlargement or dilution of rights following a change in the Company's capital or corporate structure.

TERMS OF THE PLAN

  The full text of the Plan incorporating the proposed amendment is set forth in Appendix B to this Proxy Statement. The following summary is qualified in its entirety by such text.

  NUMBER OF OPTIONS. Options to purchase an aggregate of 600,000 shares of Common Stock were issuable under the Plan (before giving effect to the two-for-one-stock split in June 1992). If the amendment to the Plan is approved, such number will increase by 600,000, plus 2% of the number of shares of Common Stock issued in a public offering after February 8, 1995. The closing price of a share of Common Stock on April 5, 1995 as reported by the NYSE Composite Tape was $5.

  ELIGIBLE PERSONS. Options may be granted to key employees of the Company and its subsidiaries, as well as to corporations performing services for the Company, consultants and Directors of the Company and its subsidiaries who are not also employees of such corporations. The approximate number of persons presently eligible to receive options is 400.

  ADMINISTRATION. Options will be granted from time to time by the Stock Option Committee ("Committee") of the Board of Directors when deemed appropriate for their intended purposes.

  EXERCISE PRICE. Options will be exercisable at an exercise price per share determined by the Committee, but not less than the fair market value of a share of Common Stock on the date of grant.

  EXERCISE. The terms of each option and the manner in which it may be exercised will be determined by the Committee. The Plan provides that payment for shares issuable upon the exercise of an option may be made in cash, in shares of Common Stock or in a combination thereof. No options may be granted under the Plan after March 31, 2002.

  TRANSFERABILITY. Options will be non-transferable (other than by will or by operation of the laws of descent) and will be exercisable generally only while the optionee is employed by the Company, a subsidiary or parent of the Company, or within three months of the termination of his employment by the Company, a subsidiary or parent, or within 12 months after such death or termination of employment by reason of disability or retirement, but in no event after the expiration of the option. In the event of the death of the optionee, the option will be exercisable by his executor, administrator or other person entitled by law to exercise the rights of the optionee. The foregoing exercise shall be only as to the number of shares exercisable upon termination of employment or within one year after death, permanent disability or retirement.

  ADJUSTMENT. The number of shares and the exercise price of options granted thereunder will be adjusted in certain events, including reorganizations, recapitalizations and stock dividends, in order to preserve the optionee's rights substantially proportionate to the rights existing prior to any such event. The total number of shares issuable under the Plan is also subject to adjustment in such events.

  AMENDMENT. The Plan may be amended or suspended from time to time or terminated by the Board of Directors. The Board of Directors has the right, without prior approval of the stockholders, to amend, suspend or terminate the Plan, except that the Board of Directors may not, without the approval of the stockholders, (i) increase the number of shares of Common Stock as to which options may be granted under the Plan (other than adjustments in certain events involving dilution, as described above) or (ii) reduce the option price per share to less than the fair market value of a share of Common Stock on the date the option is granted (other than adjustments in certain events involving dilution).

FEDERAL TAX CONSEQUENCES TO THE OPTIONEE

  No income will be recognized by an optionee for federal income tax purposes at the time an option is granted under the Plan. If the optionee is not an officer or Director of the Company, the optionee will recognize, at the time the option is exercised, compensation income in an amount equal to the excess of the fair market value of the shares at the date of exercise over the exercise price. However, if the optionee is an officer or Director of the Company, such optionee will not recognize any income at the time the option is exercised. Instead, such optionee will recognize compensation income upon the expiration of a six-month period following the date of exercise of the option (the "expiration date") in an amount equal to the excess of the fair market value of the shares on the expiration date over the exercise price. Alternatively, an officer or Director may elect to recognize compensation income upon the exercise of the option (as described above) rather than on the expiration date, by making an election under Section 83(b) of the Code. In either case, the amount of income recognized by the optionee will be deductible by the Company in the tax year in which compensation income is recognized by the optionee.

  An optionee's basis for the stock acquired will be the exercise price plus any amount includible in his gross income as a result of the exercise of the option, and the holding period will generally commence on the later of (i) the date of exercise or (ii) the date after the expiration date. At the time of sale of the option stock (after the expiration date, if applicable), any gain or loss recognized by the optionee will be long-term or short-term capital gain or loss, depending on the holding period of the shares.

  If stock is acquired in exchange for shares of Common Stock previously acquired by an optionee, to the extent that the fair market value of the Common Stock surrendered equals the fair market value of the option stock received (the "exchanged shares"), no taxable income will be recognized at the time of such exchange. An optionee's basis and holding period in that number of exchanged shares which do not exceed the value of the surrendered shares will be equal to his basis and will include his holding period in the Common Stock surrendered. However, to the extent that the total fair market value of the option stock received exceeds the fair market value of the Common Stock surrendered (the shares constituting such excess fair market value being herein referred to as the "spread shares"), an optionee must include in gross income the fair market value of the spread shares as compensation for services. The optionee's basis in the spread shares will be equal to the amount included in gross income, and the holding period will commence on the day the option is exercised.

VOTES REQUIRED

  The affirmative vote of a majority of the votes cast will be required for the amendment of the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE 1992 NON-QUALIFIED STOCK OPTION PLAN.

ITEM 4. PROPOSAL TO APPROVE LONG TERM INCENTIVE PLAN

  On February 8, 1995 the Board unanimously approved the establishment of a new Long Term Incentive Plan for senior executive managers of the Company. Under the Plan, designed with the assistance of the Wyatt Company, independent professional compensation consultants, the Company has authority to issue up to 2,000,000 restricted stock units (the "Restricted Stock Units"), each unit representing one share of Common Stock. This Plan is designed to supplement the 1992 Non-Qualified Stock Option Plan through the grant of Restricted Stock Units. (See 1992 NON-QUALIFIED STOCK OPTION PLAN above.) Participants will be entitled to receive a prescribed number of shares of Common Stock or, at the election of the Compensation Committee, cash after seven years of continued employment. A Participant's vesting of Restricted Stock Units can be accelerated if total return to shareholders (as defined in the Plan) exceeds targeted levels. The potential for acceleration of vesting of Restricted Stock Units under this Plan is summarized in the following chart.

                 ANNUAL RETURN LEVEL OVER             PERCENT OF VESTING BASED
                  PERFORMANCE PERIOD(1)                    ON PERFORMANCE
                 ------------------------             ------------------------
     Less than 15%...................................            0%
     15%-20%.........................................           15%
     20%-25%.........................................           25%
     More than 25%...................................           50%

- ------------------
(1) To be calculated annually after years 3, 4, 5, and 6.

  For example, if total return to shareholders is below 15% per year compounded annually for all of the years in the performance period, then Restricted Stock Units will not vest until year 7. If total return to shareholders has been in excess of 25% compounded annually at the end of years 3 and 4 of the performance period, then 50% of the Restricted Stock Units would vest in each of those two years and all stock would be vested after year
4. Prior to vesting, Restricted Stock Units may not be transferred and constitute only a promise on the part of the Company to issue shares of Common Stock to a Participant upon vesting. Prior to vesting, the Participant does not have any rights with respect to the Restricted Stock Units, such as the right to vote, but Participants will be credited with dividend equivalents if dividends are paid to holders of Common Stock after such Restricted Stock Units vest.

  A Restricted Stock Unit vests on the date set forth in the vesting schedule so long as the Participant has been continuously employed by the Company or a subsidiary to that date. Upon the vesting of a Restricted Stock Unit, shares of Common Stock will be issued which generally will not be restricted as to transferability. Except as set forth in the next sentence, any Restricted Stock Units not vested upon termination of employment are forfeited. Upon a Change of Control (as defined in the Plan) or upon termination of employment because of death, disability, retirement or termination without cause or for good reason (as defined in the Plan), a Participant would be entitled to receive in addition to all vested Restricted Stock Units a number of Restricted Stock Units resulting from a pro rata calculation based on the number of years and months of employment from the date of the award until the termination of employment compared to the period over which the award was to vest. Executives of the Company will also have the opportunity to accept (in certain cases, the requirement to accept a portion of) annual incentive compensation in the form of restricted stock. (See ANNUAL INCENTIVE PLAN below). The Plan also provides the Compensation Committee with the power to adjust any grant of Restricted Stock Units to prevent the enlargement or dilution of rights following a change in the Company's capital or corporate structure. The Committee also has the power to defer the vesting of Restricted Stock Units to a Participant in cases where amounts paid to a Participant would exceed the amount deductible by the Company under Section 162(m) of the Internal Revenue Code or in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934. A complete statement of the Long Term Incentive Plan is attached to this Proxy Statement as Appendix C.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a summary of certain federal income tax consequences of awards under the Long Term Incentive Plan. This discussion does not present a complete analysis of all tax consequences which may be relevant to any particular Participant in the Long Term Incentive Plan. It does not discuss the income tax laws of any state in which a Participant may reside.

  Under the terms of the Long Term Incentive Plan, payments of benefits to Participants are made either in shares of Common Stock and/or cash, as determined at the discretion of the Committee. The timing and amount of payments may depend on a number of factors including the election of the Participant as to the possible deferral of payments, the future value of the Common Stock and various events that may be related to vesting and the continued employment of the Participant. Generally, a Participant will have taxable income as a result of an award under the Long Term Incentive Plan only at the time an actual payment or transfer of Common Stock is made.

  Where payment under the Long Term Incentive Plan is made in the form of cash, the amount of income attributable to the cash portion of the payment that will be recognized by a Participant will be equal to the amount of cash paid or deemed paid (e.g., including amounts that may be paid over as withholding with respect to an award of the Participant) to the Participant.

  The recognition of income with respect to the portion of an award that is paid in the form of shares of Common Stock will be governed by Section 83 of the Code. Under Section 83, if property is transferred in connection with the performance of services, the excess, if any, of the fair market value of the property received over the price paid for such property is included in the income of the person performing such services as ordinary income, at the time such property is transferred, or, if later, at the time such transferred property ceases to be subject to a substantial risk of forfeiture or is transferable free of such risk of forfeiture. The fair market value of such property is generally measured at the time of transfer or, if later, when the substantial risk of forfeiture lapses, or when the property becomes transferable free of such risk of forfeiture. Because the shares of Common Stock transferred under the terms of the Long Term Incentive Plan will not be subject to a substantial risk of forfeiture at the time they are transferred to a Participant, and are transferred without the payment of any purchase price by the Participant, the fair market value of the shares of Common Stock for these purposes will be recognized as income and will be determined at the time they are transferred. The fair market value of the shares of Common Stock will generally be equal to their then-current market price. A Participant's basis for determining gain or loss on a subsequent disposition of such shares will be the amount which the Participant was required to include in income when the shares were transferred. Any gain or loss recognized on a disposition of the shares generally will be long or short term capital gain or loss depending on the length of time the Participant holds the Shares following the date of transfer.

  In general, the Company will be entitled to a deduction in an amount equal to the income recognized by a Participant at the time the payment is made under the Long Term Incentive Plan.

  Under the Long Term Incentive Plan, all benefit payments are subject to federal, state and local income and/or payroll taxes that the Company is required to withhold. In general, any amounts so withheld will be taken out of the cash portion of a payment and will be treated for tax purposes as a cash payment to the Participant.

  In the event the Committee determines that the benefit paid to a Participant under the Long Term Incentive Plan, when added to all other "compensation" (as defined for purposes of Section

162(m) of the Code) for the taxable year, may not be deductible by the Company by reason of Section 162(m) of the Code (the "Million Dollar Cap"), the Committee will defer payment to the extent and for the time required in order that such payment not be subject to the deduction limitations imposed by the Million Dollar Cap.

  The proposed Long Term Incentive Plan requires the approval of a majority of the votes cast at the meeting by proxy or otherwise.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LONG TERM INCENTIVE PLAN.

ITEM 5. PROPOSAL TO APPROVE ANNUAL INCENTIVE PLAN

  On February 8, 1995 the Board unanimously approved a new program of annual incentives for senior managers of the Company. The new plan, combined with the Long Term Incentive Plan (see LONG TERM INCENTIVE PLAN above), was developed by the Compensation Committee with the assistance of outside professional compensation consultants. The new plans are intended to enhance the retention of key management personnel in a critical period of the Company's efforts to return to profitability, increase the immediate ownership of stock by senior executive managers, recognize individual contributions of managers based on division/subsidiary performance, and provide significant equity appreciation potential in exchange for investment by management in these programs.

  A complete statement of the Annual Incentive Plan is found at Appendix D. Specifically, the annual incentives have been designed to reinforce the principle of more closely tying compensation to the Company's performance as a goal in addition to short term profitability. This has been done by several distinct plan features: (i) the targets for individual incentives are, where practicable, geared to individual performance and financial objectives, such as division/subsidiary profitability and asset utilization; (ii) targets serve as milestones for achievement of higher levels which generate additional rewards; (iii) awards are combined with the requirement for key senior managers that 15-30% of the incentive payment be accepted in restricted stock based on 80% of the average price of a share of Common Stock over a specified period. All managers who participate in the Annual Incentive program may convert more (all, if they elect to do so) of their annual incentive payments to restricted stock.

  For most senior executives, incentive compensation will be measured against profitability goals including earnings before interest and taxes and certain other charges (EBIT) or a combination of overall EBIT and division/subsidiary operating income. In addition, individual managers will recognize the ability to receive incentive awards for achievement of targeted division/subsidiary performance, including, for example, asset utilization targets. Management retains the discretion to withhold 25% of the annual incentive awards for all Participants other than the Top Corporate Executives (as defined in the Plan).



FEDERAL INCOME TAX CONSEQUENCES

  Any portions of a bonus paid in cash under the Annual Incentive Plan will be taxable in the year such cash bonus is paid. The portion paid in the form of restricted stock will be taxable as described below.

  Under Section 83 of the Code, if property is transferred in connection with the performance of services, the excess, if any, of the fair market value of the property received over the price paid for such property is included in the income of the person performing such services as ordinary income, at the time such property either ceases to be subject to a substantial risk of forfeiture or is transferable free of such risk of forfeiture. The fair market value of such property is generally measured at the time when the substantial risk of forfeiture lapses, or when the property becomes transferable free of such risk of forfeiture, unless an election is made, as described below, to include the amount of any income at an earlier date.

  Any restricted stock transferred to a Participant will be treated as acquired in connection with the performance of services and will be considered to be subject to a substantial risk of forfeiture until the vesting requirement applicable to such restricted stock lapses. A Participant who receives restricted stock and who continues to be employed by the Company will recognize ordinary compensation income in the year in which the vesting requirement ends equal to the fair market value of the shares at that time. The fair market value of the shares generally will be equal to their then-current market price. A Participant's basis for determining gain or loss on a subsequent disposition of such shares will be the amount which the Participant was required to include in income. Any gain or loss recognized on a disposition of the shares generally will be long or short term capital gain or loss depending on the period of time the Participant holds the shares after the vesting requirement has been satisfied.

  Section 83(b) Election. The general rules described above do not apply if a Participant elects, pursuant to Section 83(b) of the Code, to include in his income the fair market value of the restricted stock at the time the shares are transferred without taking into account the effect of the restrictions on such shares. If a Participant makes a Section 83(b) election, the Participant will not be required to recognize any income when the restricted stock vests. The Participant's basis for determining gain or loss on a disposition of shares will be the amount which the Participant included in income in the year of the initial transfer. Any gain or loss recognized by the Participant on a disposition of shares which were subject to the Section 83(b) election will be long or short term capital gain or loss (because of the general two year vesting requirement, any capital gain or loss will likely be long term) depending on the length of time the Participant holds such shares. In the event a Participant forfeits any restricted stock, the Participant will not be entitled to deduct his or her loss resulting from such forfeiture even though the Participant may have been required to include an amount in income by virtue of a Section 83(b) election.

  The Company will be entitled to a deduction in an amount equal to the income recognized by the Participant when the restricted stock vests (or upon the transfer of restricted stock in the case of any employee who has made a
Section 83(b) election).

  Withholding. Whenever a bonus is paid in cash and/or whenever a Participant is otherwise required to include any portion of a bonus in income for federal, state or local income tax purposes, the Company has the right to require the Participant to make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Restricted Stock or the distribution of any bonus. The Company also has the right to take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding or redeeming a portion of any Restricted Stock otherwise transferrable to the Participant having a fair market value equal to such withholding tax liabilities. The Company's obligations to make any transfers or payments under the Annual Incentive Plan are conditioned on the Participant's compliance with any withholding requirements to the Company's satisfaction.

  (See also FEDERAL INCOME TAX CONSEQUENCES OF LONG TERM INCENTIVE PLAN above.)

  The Annual Incentive Plan requires the approval of a majority of the votes cast at the meeting by proxy or otherwise.

  THE BOARD RECOMMENDS A VOTE FOR THE ANNUAL INCENTIVE PLAN.

                              PLAN BENEFITS

                ANNUAL AND LONG TERM INCENTIVE PLAN AWARDS

                                                    LONG TERM          ANNUAL INCENTIVE
                                               INCENTIVE PLAN/(1)/      PLAN/(1)(2)/
NAME AND POSITION                           RESTRICTED STOCK UNITS (#) TARGET BONUS ($)
- -----------------                           -------------------------- ----------------
Richard E. Grey............................          122,500                540,000
 Chairman and Chief
 Executive Officer
Harry J. Pearce............................           81,667                280,000
 Vice Chairman and
 Chief Financial Officer
Gary Baughman..............................           91,875/(3)/           405,000
 President and
 Chief Operating Officer
Jay Kahan/(4)/.............................           48,344                136,500
 Executive Vice
 President-Sales
Robert Rao/(4)/............................                0                      0
 President,
 Tyco Playtime
Karsten Malmos.............................           59,500                168,000
 President-
 Tyco International
Michael J. Lyden...........................           59,500                168,000
 President-
 Tyco U.S.
All Executive Officers as a Group
 (16 persons)..............................          770,994              2,605,800

- --------

/(1)/ Awards were granted in March, 1995, subject to shareholder approval of the plans.

/(2)/ Represents target bonus levels only. Actual bonus payments will be a percentage of base compensation resulting from one or more measurements of Company, division/subsidiary, or other performance. (See ANNUAL INCENTIVE PLAN above.)

/(3)/ Does not include additional units scheduled to be issued in January, 1996 under the terms of Mr. Baughman's employment agreement with the Company.


/(4)/ Formerlyan officer of a wholly-owned subsidiary of the Company.

  Notwithstanding anything to the contrary as set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report and the Performance Graph below shall not be incorporated by reference into any such filings.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee, which consists of three outside directors, oversees the Company's compensation of its senior executive officers, including annual incentive bonus arrangements and long term compensation programs. The Committee reviews compensation levels and performance of the executive officers of the Company and related matters. The Committee also reviews in detail with the Board compensation of the Chief Operating Officer, Vice Chairman-Chief Financial Officer, and Chairman-Chief Executive Officer, of the Company.

The Compensation Committee will oversee the administration of the two new plans approved by the Board. The administration of the Company's Stock Option Plans are the responsibility of the Stock Option Committee of the Board.

  The Compensation Committee reviews the compensation to executive officers of the Company in light of a variety of factors, including the following: the Company's performance; advice from outside independent consultants specializing in matters relating to compensation; compensation levels paid by competitors of the Company; surveys available from industry and other sources; and reasonableness. The determination by the Committee of base salary levels and incentive award levels for executives is based, among other things, on their potential for contribution to the overall performance of the Company as a whole, their capacity to meet established individual annual targets, and the levels of competitive salary and incentives within the industry.

  During 1994 the Committee retained the services of The Wyatt Company, a management consulting firm with expertise in the areas of compensation and incentives. After reviewing a study and report made by the consultant the Committee recommended significant changes to the incentive programs of the Company, which changes have been endorsed by the Board of Directors. These changes consist principally of two steps. First, a new approach to annual incentive compensation has been adopted for key managers of the Company, including the Chief Executive Officer, Chief Operating Officer and Vice Chairman-Chief Financial Officer. For 1994, incentive targets for participating employees were established which were linked to operating income, asset utilization, and other similar measurements; in prior years, incentives were based solely on overall Company performance, which was substantially beyond the control of most individual executives. In 1995, senior executive managers will also receive a significant portion of any annual incentive compensation in the form of restricted stock.

  Second, a new Long Term Incentive Compensation Program has been established for 16 senior executive managers of the Company, including the three executives referred to above. The new Long Term Incentive Plan includes a broad group of managers who are eligible to receive a combination of non-qualified stock options vesting over time under the Company's existing plan (see 1992 NON-QUALIFIED STOCK OPTION PLAN above) and new Restricted Stock Units. The Restricted Stock Units vest over seven years unless performance of the Company justifies acceleration of vesting. (See LONG TERM INCENTIVE PLAN above).

See also EMPLOYMENT CONTRACTS above.

  In making these changes, the Committee's goals were to: design salary and performance incentives, intended to assure the ability of the Company to retain experienced and talented managers in a critical period of the Company's efforts to return to profitability; institute new annual and long term incentive targets which are more closely aligned with the interests of the shareholders of the Company; and establish new stock ownership on the part of senior managers which has some immediate value, matures over time and can accelerate if the performance of the Company warrants the same.

  The Committee has recommended to the Board, and the Board has agreed, that it is appropriate and desirable to establish the new incentive programs for management; see ANNUAL INCENTIVE PLAN and LONG TERM INCENTIVE PLAN above.

  In assisting the Committee, the consultant reviewed and provided to the Committee survey information including the large competitors of the Company, and the largest toy retailer, as well as other companies included in the Russell 1000 Consumer Discretionary Economic Sector Index. In reviewing the new annual incentive targets set for individual managers, and the level of long term incentives for managers (including the Chief Executive Officer) the Committee concluded that such programs are both reasonable and appropriate as incentive vehicles designed to advance the performance of the Company and the interests of the shareholders, and are in the average range compared to companies of similar size.

  From January 1993 until April 1995, the compensation of the executive officers of the Company has remained unchanged, except for awards made under the new incentive programs described above. During this period, executive salaries did not increase, bonuses aggregating $104,150 were paid for 1994 to seven senior managers of the Company and, although certain existing stock options grants were repriced, new stock options grants were limited to two named Executive Officers. Although the Company's incentive programs for 1994 were and for 1995 will be generally premised on individualized targets relating to a variety of performance factors, including inventory management, division profitability, and other similar targets, in 1993 the performance bonus plan was based solely on Company net income goals; accordingly, based on the Company's performance in 1993, no bonuses were paid to senior managers of the Company in 1994. During 1994, the Company's domestic business unit achieved profitability, and, as referred to above, a limited number of bonuses were paid in 1995 to managers responsible for that improvement. In the opinion of the Committee, the compensation of the Chief Executive Officer and the executive officers of the Company is appropriate and reasonable in light of the Company's performance on a consolidated basis for 1994.

  The base compensation for 1994 paid to Mr. Grey as Chief Executive Officer of the Company remained unchanged and was paid pursuant to a new employment agreement dated July 27, 1994 and described elsewhere in this Proxy Statement. (See REMUNERATION OF DIRECTORS AND OFFICERS above). Mr. Grey's employment agreement provides for an annual base salary in an agreed amount and an annual incentive compensation payment of up to 135% of his base salary based on criteria established by the Compensation Committee. No such payment was made in 1994 or 1995. Beginning in 1995, Mr. Grey is entitled to participate in the Long Term Incentive Plan. As a result, a significantly greater portion of Mr. Grey's total potential compensation is contingent on the annual and long term performance of the Company, as compared to prior years.

  The policy of the Company to make a significant portion of the incentive compensation payable to senior executive managers of the Company contingent on the performance of the Company has been advanced by the adoption of the new Annual Incentive Plan and the Long Term Incentive Plan for senior managers. The use of Restricted Stock Units, vesting over time, and incentive levels appropriate for individual executives are all intended to improve the effectiveness of these incentive programs for senior management executives of the Company, and to advance the performance of the Company in the interest of the shareholders.

  One of the factors considered by the Committee in its review of compensation matters is the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some payments and their deductibility (e.g., the spread on the exercise of non-qualified option shares) depend on the timing of vesting for individual executives or the exercise of previously granted rights. Under the two new incentive plans for executive managers, incentive compensation generally will be deferred to the extent that it exceeds in any year the limits fixed by Section 162(m) of the Code. But since interpretations of and changes to the tax laws and other factors beyond the control of the Committee also affect the deductibility of compensation, including cash annual incentive awards, executive compensation may not always be limited to that deductible under Section 162(m). The Committee will consider various alternatives in order to maximize the deductibility of compensation payments and benefits to the extent practicable and consistent with the other objectives of the Committee.

  In February, 1994 the Stock Option Committee determined that in order to incentivize employees of the Company, including executive management, certain outstanding stock options could, at the optionee's election, be exchanged for a lesser number of options at a lower exercise price. This offer placed the incentives more closely in line with shareholders' interests. (See REPRICING OF OPTIONS above and 1992 NON-QUALIFIED STOCK OPTION PLAN below.)

  The foregoing report on executive compensation is provided by the following Directors, who comprise the Compensation Committee of the Board of Directors of the Company.

                                          John A. Canning, Jr.
                                          Jerome I. Gellman
                                          David Golub, Chairman

March 15, 1995

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1994, no executive officer of the Company served as a member of the compensation committee, or its equivalent, of another entity, one of whose executive officers served as a director of the Company or a member of the Company's Compensation Committee. No member of the Company's Compensation Committee was an officer or employee of the Company during 1994. Mr. Arnold Thaler, who served as a member of the Compensation Committee until December, 1994 has served as a consultant to the Company since his retirement in 1990 as President of the Company's View-Master Ideal Group subsidiary. He receives annual fees of $85,000 and certain insurance benefits and expenses. Mr. Golub is a Senior Vice President of Corporate Advisors, L.P., which advises three institutions holding all of the Company's Series B Preferred Stock. Mr. Canning is a partner in Madison Dearborn Partners IV, which holds $1,496,769 of the Company's 7% Convertible Subordinated Notes ("Convertible Subordinated Notes"), and is a partner in an entity which renders advice to First Chicago Investment Corporation, which also holds such Notes. No other member of the Committee was involved in or had any direct or indirect material interest in any transaction, or series of transactions, or currently proposed transaction in which the amount involved exceeded $60,000. See CONTINUING DIRECTORS AND EXECUTIVE OFFICERS above.

COMPENSATION OF DIRECTORS

  Each Director who is not an officer or employee of the Company receives an annual fee of $16,000 for his services during the fiscal year as a Director and $1,000 for each Board and Committee meeting attended. The Company reimburses all Directors for their out-of-pocket expenses in attending such meetings.

  In addition, each outside Director received a grant of 10,000 stock options during 1990 and 1991, and 5,000 options in 1992. Pursuant to a formula approved by the Board and the shareholders in the Stock Option Plan, the members of the Stock Option Committee received a grant of 10,000 stock options at the time of their appointment to the Committee in 1991, and an additional 5,000 stock options in each of July, 1992, 1993 and 1994. Dr. Leffall received a grant of 5,000 options in 1994, and Mr. Golub, a member of the Stock Option Committee, received a formula grant of 10,000 options at the time of his appointment to the Committee. No other grants of stock options were made to Directors in 1994.

STOCK OPTIONS GRANTED IN 1994

  The following table sets forth information relating to the grants of stock options to the named executive officers during 1994:

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                        INDIVIDUAL GRANTS
- ------------------------------------------------------------------
                                    PERCENT OF
                         NUMBER OF    TOTAL                         POTENTIAL REALIZABLE
                         SECURITIES  OPTIONS/                         VALUE AT ASSUMED
                         UNDERLYING    SARS                        ACCRUAL RATES OF STOCK
                          OPTIONS/  GRANTED TO EXERCISE            PRICE APPRECIATION FOR
                            SARS    EMPLOYEES  OR BASE                 OPTION TERM(1)
          NAME            GRANTED   IN FISCAL   PRICE   EXPIRATION -----------------------
         TITLE             ($)(2)      YEAR     ($/SH)     DATE      5%($)       10%($)
         -----           ---------- ---------- -------- ---------- ---------- ------------
Richard E. Grey.........  196,000      19.7%    $9.00    2/02/99     $487,361   $1,076,940
Chairman & CEO
Harry J. Pearce.........   60,000       6.0%    $9.00    2/02/99     $149,192 $    329,675
Vice Chairman & CFO
Jay Kahan...............   21,000      2.11%    $9.00    2/02/99   $   52,217 $    115,386
(Former Executive Vice
 President-Sales)
Robert Rao..............   23,000      2.31%    $9.00    2/02/99   $   57,190 $    126,376
(Former President of
 Playtime Subsidiary)
Karsten Malmos..........   21,000      2.11%    $9.00    2/02/99   $   52,217 $    115,386
President-International
Michael J. Lyden........
President-Tyco US          38,000      3.83%    $9.00    2/02/99   $   94,488 $    208,794

- --------
(1) Illustrates value that might be realized upon exercise of options immediately prior to the expiration of the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2) Other than grants of options to purchase 20,000 shares to each of Messrs. Rao and Lyden, the other options represent the exchange and repricing of existing options. In connection with the grant of options referred to in this table, Messrs. Grey, Pearce, Kahan, Rao, Malmos and Lyden surrendered 360,000, 100,000, 35,000, 5,000, 35,000 and 30,000 options, respectively.
    (See REPRICING OF OPTIONS below.)

AGGREGATED STOCK EXERCISES IN 1994

  The following table sets forth information relating to the exercise of stock options by the named executive officers during 1994 and the value of options held by the named executives at the end of the year.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1994 AND FISCAL YEAR-END OPTION
VALUES

                                                                               VALUE OF UNEXERCISED
                         SHARES ACQUIRED    VALUE     NUMBER OF UNEXERCISED   IN-THE-MONEY OPTIONS AT
                         ON EXERCISE (#) REALIZED ($) OPTIONS OF F/Y END (1) FISCAL YEAR END ($)(1)(2)
                         --------------- ------------ ---------------------- -------------------------
Richard E. Grey.........          0              0           196,000                       0
Harry J. Pearce.........     10,000         30,000           100,000                  45,000
Karsten Malmos..........     10,000         31,250            37,000                  18,000
Jay Kahan...............          0              0            29,300                   9,338
Robert Rao..............          0              0            23,000                       0
Michael J. Lyden........          0              0            54,000                  18,000

- --------
(1) All of the outstanding stock options were exercisable at December 31, 1994.

(2) Based on the difference between the share exercise price of all stock options outstanding and the closing price on the New York Stock Exchange for a share of Common Stock on December 30, 1994 which was $5.625 a share.

REPRICING OF OPTIONS

  In February, 1994 the Stock Option Committee offered employees, including executive officers, the opportunity to surrender certain stock option grants in exchange for a lesser number of options at a lower exercise price. As required by the Securities and Exchange Commission, the Company has scheduled in Appendix E all options held by executive officers which were repriced since the Company's initial public offering in 1986.

                    FIVE YEAR PERFORMANCE GRAPH (1990-1994)

  The following graph presents a comparison of the cumulative annual shareholder return based on the assumption that $100 was invested in Tyco Common Stock on December 31, 1989 (as required by the rules of the Securities & Exchange Commission) and that all quarterly dividends were reinvested each quarter. The total cumulative return shown represents the value that such investments would have had on December 31, 1994.

                                 (GRAPH)

                             INDEPENDENT AUDITORS

  Deloitte & Touche served as the Company's independent auditors for fiscal year 1994 and will serve in that capacity for fiscal 1995. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                           ADDITIONAL CONSIDERATIONS

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

  Any proposal submitted by a stockholder of the Company intended to be presented at the next annual Meeting of Stockholders must be received by the Secretary of the Company not later than December 11, 1995.

ANNUAL REPORT

  A copy of the Company's Annual Report to Stockholders for 1994 has been furnished to stockholders with the mailing of this Proxy Statement.

  EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1994 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

  SHAREHOLDER RELATIONS
  TYCO TOYS, INC.
  6000 MIDLANTIC DRIVE
  MOUNT LAUREL, NEW JERSEY 08054

                                          By Order of the Board of Directors,
                                             R. Michael Kennedy, Jr.
                                                    Secretary

Mt. Laurel, New Jersey

April 7, 1995

                                                                     APPENDIX A

                           CERTIFICATE OF AMENDMENT

                                      OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                                TYCO TOYS, INC.

It is hereby certified that:

  1. The name of the corporation (hereinafter called the "Corporation") is Tyco Toys, Inc.

  2. The Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and by substituting in lieu of said Article the following new Articles:

                                  "ARTICLE IV
                                CAPITALIZATION

    The total number of shares which the Corporation shall have authority to issue is Seventy-six Million (76,000,000) shares, consisting of One Million (1,000,000) shares of Preferred Stock, of the par value of ten cents ($.10) per share (hereinafter called "Preferred Stock"), and Seventy-five Million (75,000,000) shares of Common Stock, of the par value of one cent ($.01) per share (hereinafter called "Common Stock")."

  3. The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

  In Witness Whereof, the undersigned have executed this document and affirm that the facts contained herein are true under penalties of perjury.

Date: ________, 1995

                                          _____________________________________

ATTEST:

_____________________________________

             TYCO TOYS, INC. 1992 NON-QUALIFIED STOCK OPTION PLAN

  1. PURPOSE. The purpose of the Tyco Toys, Inc. 1992 Non-qualified Stock Option Plan (the "Plan") is to provide a means whereby Tyco Toys, Inc. (the "Company") may, through the grant of options to purchase Common Stock of the Company to employees of the Company and of its affiliated companies, attract and retain persons of ability as key employees and motivate such employees to exert their best efforts on behalf of the Company and its affiliated companies. An additional purpose of this plan is to encourage stock ownership by any corporation performing services for the Company ("Service Company"), consultants and Directors who are not employees and to provide any such Service Company, consultants and Directors with an incentive to serve the Company by a grant of options commensurate with their service as consultants or Directors on the Company's Board of Directors.

  2. ELIGIBILITY FOR OPTION GRANTS. The persons who shall be eligible to receive options pursuant to this Plan ("Optionee(s)") shall include such key employees of the Company or its subsidiaries as the Committee (as defined in Section 4) shall select from time to time. For the purpose of this Plan, each corporation in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation other than the last corporation in the unbroken chain owns, at the time of the option grant, a fifty percent (50%) or more beneficial interest in one of the other corporations in such chains. In addition, any Service Company, consultants and Directors of the Company or any subsidiary who are not employees of the Company or any Subsidiary shall be eligible to participate in the Plan. For all purposes of this Plan, any Service Company, consultant or Director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date such Service Company or Consultant stops rendering services to the Company or such Director's resignation or removal from the Corporation's Board of Directors (including removal as a result of death or disability).

  3. SHARES SUBJECT TO THE PLAN. 1,200,000 shares of common stock ($0.01 par value) of the Company shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 5(j)). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any option granted under the Plan shall terminate or expire, new options may thereafter be granted to the appropriate employees, consultants or Directors covering such shares. In the event of a public offering of Common Stock after February 8, 1995 the number of shares reserved for options granted under the Plan shall automatically be increased by a number of shares equal to two percent (2%) of the full amount of the number of shares issued in such offering (including any overallotment to underwriters).

  4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of the Plan, the Committee shall have the authority to:

  (a) determine and designate from time to time those employees, consultants and Directors of the Company or of any Subsidiary to whom options are to be granted and the number of shares to be optioned to each such employee, consultant or Director, provided, however, that no option shall be granted after the expiration of the period of ten years from the effective date of the Plan specified in Section 11;

  (b) determine the term of any option (including extension by reason of Optionee's death, permanent disability or retirement).

  (c) extend the term of any option (including extension by reason of Optionee's death, permanent disability or retirement).

  The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the plan, and make such other determinations and take such other action as it deems necessary or advisable. Without limiting the generality of foregoing sentence, the Committee may, in its discretion, treat all or any portion of any period during which an Optionee is on military service or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Optionee by the Company or such Subsidiary, as the case may be, for purposes of accrual of his rights under his option. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

  5. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

  (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period.

  (b) Option Price. The option price per share shall be determined by the Committee at the time any option is granted, and shall be not less than the fair market value (but in no event less than the par value) of the Common Stock of the Company on the date the option is granted, as determined by the Committee.

  (c) Exercise of Option. No part of any option may be exercised until the Optionee shall have remained in the employ of the Company or of a subsidiary as referred to in Section 2, for such period after the date on which the option is granted as the Committee may specify in the option agreement, and until such other conditions as specified in the option agreement shall be satisfied. Subject in each case to the provisions of this Section 5, any option may be exercised, to the extent exercisable by its terms, at such time as may be determined by the committee at the time of grant.

  (d) Payment of Purchase Price upon Exercise. The purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) by delivering Common Stock or securities of the Company already owned by the Optionee and having a total fair market value on the date of such delivery equal to the purchase price or
(iii) delivering a combination of cash. Common Stock and securities of the Company having a total fair market value on the date of such delivery equal to the purchase price. In addition, the Optionee shall, upon notification of the amount due and prior to or concurrently with the delivery to Optionee of a certificate representing such shares, pay promptly any amount necessary to satisfy federal, state or local tax requirements.

  (e) Notice of Exercise. A person electing to exercise an option shall give written notice to the Company of such election and of the number of shares he has elected to purchase; provided that no option may be exercised as to fewer than 100 shares unless it exercised as to all of the shares then purchaseable thereunder.

  (f) Exercise in the Event of Death or Termination of Employment.

    (i) If an Optionee's employment by the Company or a Subsidiary shall terminate because of disability (which term shall, for the purpose of the Plan, mean complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which an Optionee was employed by the Company or Subsidiary when such disability commenced, as determined by the Committee) or because of his retirement with the consent of the Company or a Subsidiary, he may exercise his option within one year after the date of his termination of employment, to the extent that he would have been entitled to do so had he continued in employment to the date one year after the date of the termination of his employment, at any time, from time to time, but in no event later than the expiration date specified under Section 5(a).

    (2) If an Optionee shall die while an employee of the Company or a Subsidiary, his option may be exercised within one year after the date of his or her termination of employment, to the extent that the Optionee would have been entitled to do so had he continued in employment to the date one year after the date of his or her termination of employment, by reason of his or her death, by the person or persons to whom the Optionee's rights under the option pass by will or applicable law, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time within twelve months after the date of the Optionee's termination of employment by reason of death, retirement or disability, but not later than the expiration date specified under Section 5(a).

    (3) If an Optionee's employment shall terminate for any reason other than death, disability or retirement as aforesaid, he or she may exercise his or her option, to the extent that he may be entitled to do so at the date of his termination of employment, at any time, or from time to time within three months after the date of his or her termination of employment, but in no event later than the expiration date specified under Section 5(a).

    (4) For purpose of this Section 5(f), an option shall be deemed to be exercisable by the Optionee on the date of his termination of employment to the extent, if any, it becomes exercisable, by acceleration in the discretion of the Committee or pursuant to a written agreement between the Company and Optionee, within twelve months following such termination.

  (g) Transferability of Options. No options granted under the Plan and no right arising under any such option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an option shall be exercisable only by him or her. An interest in an option may be transferred pursuant to a qualified domestic relations order.

  (h) Investment Representation. Each option agreement may contain an understanding that, upon demand by the Committee for such a representation, the Optionee (or any person acting under Section 5(f)) shall deliver to the Committee at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the Optionee or such other person to purchase any shares.

  (i) Compliance with Federal and State Statutes. No option granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any shares of Common Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State statutes having a similar requirement), as it may be in effect at that time. As an example but not by way of limitation, counsel for the Company may require that the certificates representing any shares of Common Stock issued pursuant to the exercise of an option bear a legend in substantially the following form:

    "THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

  (i) Adjustments in Event of Change in Common Stock. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

  (k) Optionees to Have No Rights as Stockholders. No Optionee shall have any rights as a stockholder with respect to any shares subject to his option prior to the date on which he is recorded as the holder of such shares on the records of the Company.

  (l) Plan and Option Not to Confer Rights with Respect to Continuance of Employment. The Plan and any option granted under the Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary nor shall they interfere in any way with the right of the Company or Subsidiary by which an Optionee is employed to terminate his employment at any time.

  (m) In no event may an individual option grant to any Participant exceed 100,000 shares in any year.

  6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (ii) the completion on any regulation or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, to determine to be necessary or advisable.

  7. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board of Directors of the Company (the "Board") may at any time amend, suspend or terminate the Plan; provided, however, that subject to the provisions of Section 5(j), no action of the Board may (i) increase the number of shares reserved for options pursuant to Section 2, or (ii) permit the granting of any option at an option price less than that determined in accordance with Section 5(b).

  Without the written consent of an Optionee, no amendment, discontinuance or termination of the Plan shall alter or impair any option previously granted to him or her under the Plan.

  8. LIMITATIONS FOR CERTAIN AFFILIATED COMPANIES. The following provisions shall be effective solely for grants under this Plan to employees of an affiliated company created under, or operating pursuant to, the laws of the United Kingdom.

  (a) Only employees and directors of such a company shall be eligible to receive options pursuant to this Plan. Service companies and consultants to such a company shall not be eligible to receive options hereunder.

  (b) Only subsidiaries in which Tyco Toys, Inc. has an ownership interest of 51% or more, within the meaning of the Companies Act of the United Kingdom, shall be eligible for participation in the Plan; employees of any subsidiary of Tyco Toys, Inc. in which Tyco owns less than a 51% interest shall not be eligible to receive grants hereunder.

  (c) The definition of "subsidiary" or "subsidiaries" in any grant made hereunder to employees of an affiliated company in the United Kingdom shall be deemed to mean a company qualified under Sections 8(a) and (b) of this Plan; the definition of "subsidiary" as such term is used in any grant made hereunder to employees of a United Kingdom company prior to the effective date of this section shall, with the agreement of such employees, be deemed to be limited to a company qualified under Sections 8(a) and (b) hereof.

  9. GRANTS TO THE COMMITTEE. Upon election to the Committee by the Board of Directors of the Company, each member of the Committee shall receive a grant of options to purchase ten thousand (10,000) shares of Common Stock of the Company on the terms and conditions set forth in Section 5 hereof, except that:

  (a) the option price shall be the fair market value of the Common Stock of the Company on the date of such election, based on the closing price on a national stock exchange (or the average of the high and low price quoted on the National Association of Security Dealers Automated Quote system) on such date;

  (b) no minimum period of employment shall be specified under Section 5(c) hereof;

  (c) the period for which the option is granted shall be five (5) years.

  Each member of the Committee shall receive on the anniversary of his election to the Committee a grant of options to purchase five thousand (5,000) shares of Common Stock of the company upon the terms and conditions set forth herein.

  This Section 9 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

  10. SIX MONTH HOLDING PERIOD. Options granted pursuant to the Plan, or shares of Common Stock issuable upon exercise of options granted to the Plan, may not be disposed of less than six months from the date such options are granted.

  11. EFFECTIVE DATE OF THE PLAN AND JURISDICTION. The effective date of the Plan shall be April 1, 1992. This Plan shall be governed by the laws of the State of Delaware.

                                TYCO TOYS, INC.

                           DEFERRED STOCK UNIT PLAN

  TYCO TOYS, INC. (the "Company") has adopted this Deferred Stock Plan, effective as of January 1, 1995.

  1. PURPOSE. The Tyco Toys, Inc. Deferred Stock Unit Plan (the "Plan") is intended to advance the interests of the Company by providing certain senior executive officers of the Company and its subsidiaries with an additional incentive to promote the Company's success and to encourage them to remain in the employ of the Company or a subsidiary of the Company. The Plan is intended to conform to the provisions under Rule 16b-3 of the Exchange Act (as hereinafter defined).

  2. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly requires a different meaning:

  (a) "APPLICABLE WITHHOLDING TAXES" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with a distribution under the Plan.

  (b) "AWARD" means an award of deferred stock under the Plan.

  (c) "BENEFICIARY" means the person or entity determined to be a Participant's beneficiary pursuant to Section 11 hereof.

  (d) "BOARD" means the Board of Directors of the Company.

  (e) "BOOK ACCOUNT" means a book account established on the records of the Company for a Participant.

  (f) "CHANGE OF CONTROL" means the occurrence of:

    (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as that term is used for purposes of Sections 13(d) or 14(d) of the Exchange
  Act) other than the Company or any of its affiliates, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Subsidiary"), (B) the Company or its Subsidiaries or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

    (ii) The individuals who, as of January 1, 1995, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

    (iii) Approval by stockholders of the Company of:

      (A) A merger, consolidation or reorganization involving the Company, unless

        (1) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

        (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

        (3) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than fifty percent of the then outstanding Voting Securities) has Beneficial Ownership of more than fifty percent of the combined voting power of the Surviving Corporation's then outstanding voting securities.

  A transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction";

      (B) A complete liquidation or dissolution of the Company; or

      (C) The sale or other disposition of 50% or more of the net assets of the Company to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.

  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

  (h) "COMMITTEE" means the committee appointed by the Board to administer the Plan.

  (i) "COMPANY STOCK" means the Common Stock, par value $.01, of the Company.

  (j) "DISABILITY" means becoming physically or mentally disabled so that such Participant is unable to perform the services required pursuant to his or her employment with the Company or a Subsidiary for a period of six successive months, or an aggregate of six months in any twelve-month period.

  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

  (l) "INSIDER" means a person subject to Section 16(b) of the Act.

  (m) "PARTICIPANT" means a senior executive officer of the Company or a subsidiary who has been selected by the Committee to participate in the Plan.

  (n) "PLAN" means this Deferred Stock Plan, as it may be amended from time to time.

  (o) "RETIREMENT" means retirement by a Participant on or after attaining age 63 while such Participant is employed by the Company or a Subsidiary.

  (p) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

  3. ELIGIBILITY. The Committee may grant Awards to certain senior executive officers of the Company and its Subsidiaries who have rendered, and who are expected to continue to render, valuable services to the Company and its Subsidiaries. The Committee shall choose the Participants and shall determine the value of each Award to be granted and the vesting schedule and other terms of the Award.

  4. AWARDS.

  (a) The amount of an Award shall be determined as a number of hypothetical shares of Company Stock as determined by the Committee. The Company shall establish a Book Account on its records for each Participant and shall credit to a Participant's Book Account the number of hypothetical shares of Company Stock granted to such Participant pursuant to the Award. No actual shares of Company Stock or other certificates shall be issued when an Award is granted.

  (b) Awards pursuant to the Plan shall be evidenced by written documents (the "Award Documents") in such form as the Committee shall approve from time to time. Such Award Documents shall comply with and be subject to the terms and conditions which the Committee shall require from time to time which are not inconsistent with the terms of the Plan. The Committee shall have the right to amend the Award Documents issued to a Participant subject to the Participant's consent.

  5. DIVIDENDS AND VOTING RIGHTS.

  (a) Subsequent to the time an Award (or any part of an Award) becomes vested, dividends that would be payable with respect to that portion of a Participant's hypothetical shares of Company Stock that are vested if such shares were issued and outstanding shares of Company Stock will be credited for the benefit of the Participant as follows: As of the last day of each fiscal year of the Company, each Participant's Book Account shall be adjusted to take into account dividends that were declared on Company Stock during the fiscal year. The Committee shall first determine the amount of dividends that were declared as of each record date during the fiscal year with respect to shares of Company Stock equal to the number of vested hypothetical shares of Company Stock that were credited to the Participant's Bank Account as of the record date. The total dividends shall then be converted into additional vested hypothetical shares of Company Stock by dividing the amount of the dividends by the fair market value of the Company Stock on the last business day of the fiscal year, and the nearest whole number of hypothetical shares of Company Stock so determined shall be credited to the Participant's Book Account.

  (b) For the year in which the final payment is to be made from a Participant's Book Account, dividends shall be credited to the Participant's Book Account as of the date of the final payment.

Dividends will be credited in a manner similar to that described above, based on the amount of dividends declared on Company Stock since the last day of the preceding fiscal year and the fair market value of Company Stock at the time payment is made.

  (c) Until such time as an Award is vested, no participant shall be entitled to receive or be credited with any dividends or hypothetical dividends attributable to the shares of Company Stock that are the subject of an Award. No Participant shall in any event be entitled to exercise the voting rights attributable to the shares of Company Stock underlying an Award unless and until such Award is paid to the Participant in the form of actual shares of Company Stock.

  6. VESTING; FORFEITURE.

  (a) A Participant's interest in the amount credited to his Book Account from time to time shall become vested in accordance with a vesting schedule established by the Committee. The vesting schedule may provide for immediate vesting for all or part of an Award or may provide that a Participant's interest shall become vested in increments over a period of time determined by the Committee and may require that certain performance goals are achieved. The Committee may establish a different vesting schedule for each Participant.

  (b) If there is a Change of Control or if a Participant ceases employment with the Company and its Subsidiaries as a result of death, Disability, Retirement, termination by the Company without Cause (as hereinafter defined) or, with respect to any Participant whose employment is governed by an employment agreement which provides for Participant to terminate his or her employment for "Good Reason", if the Participant terminates his or her employment with the Company and its Subsidiaries for "Good Reason" (as defined in such Participant's employment agreement), or by reason of the expiration of Participant's employment agreement, if any, without an offer of continued employment by the Company or any Subsidiary (collectively, an "Event"), such Participant (or his or her beneficiary) shall be entitled to the sum of (i) such Participant's vested interest in his or her Book Account on the date of such Event (to the extent not previously paid) (determined without regard to this Section 6(b)) plus (ii) a pro-rata share of the remainder of his or her Book Account based on the number of years and months of employment completed by the Participant during the period commencing with the date of the grant of the applicable Award and ending on the date of the Event divided by the period over which the Award is to vest under the terms of the Award. The balance of the Participant's non-vested interest shall be forfeited. Except as provided in the preceding two sentences, upon termination of employment with the Company and its Subsidiaries for any reason, a Participant's non-vested interest in his or her Book Account shall be forfeited. Termination for "Cause" shall mean termination of employment by the Company or a Subsidiary because of a Participant's (i) intentional failure to perform his or her assigned duties, (ii) willful misconduct in the performance of his or her duties, or (iii) willful violation of any law, rule or regulation in connection with the performance of his or her duties (other than a misdemeanor) or a violation of any law, rule or regulation involving matters of moral turpitude, including any such violation or misdemeanor. For purposes of this Plan, Participants who were hired on or before the fifteenth day of the month shall be treated as being employed on the first day of the calendar month in which they were hired. All other Participants shall be treated as employed on the first day of the calendar month following their date of hire. Similarly, a Participant shall be deemed to have completed a month of employment if he or she works until at least the fifteenth day of the month.

  7. ELECTION OF FORM OF PAYMENT. When the Committee determines that an Award is to be granted, the Committee shall give the Participant an opportunity to elect, from the forms of payment described below, the form in which the amount credited to his or her Book Account is to be paid. All payments under the Plan shall be made as soon as practicable. The Participant must make the election in writing when first notified that he or she will be granted an Award. The election shall be irrevocable and may not be modified by the Participant. All elections under this Section 7 shall be made subject to the provisions of Section 10.

  (a) INSTALLMENT FORM. The amount credited to a Participant's Book Account will be paid to the Participant in increments as it becomes vested.

  (b) DEFERRED PAYMENT FORM. The vested amount credited to a Participant's Book Account will be paid to the Participant in substantially equal annual installments commencing as soon as practicable following his or her retirement from employment with the Company and its Subsidiaries at or after age 63. At the time the Participant makes this election, the Participant shall designate the period over which the installment payments will be made. The Committee will have discretion to modify the form of installment payment designated by the Participant, if the Committee deems such a modification to be appropriate and in the best interests of the Company. If a Participant elects the Deferred Payment Form of payment and dies after the installment payments begin, the remaining installments will be paid to the Participant's Beneficiary according to the schedule of installments designated by the Participant.

  8. TERMINATION OF EMPLOYMENT. If a Participant dies or his or her employment with the Company and its Subsidiaries otherwise terminates before the Participant reaches age 63, any portion of the Participant's vested interest in his or her Book Account that has not previously been distributed and has not otherwise been forfeited under the terms of the Plan or the Award shall be paid to the Participant (or, in the case of death, to the Participant's Beneficiary) as follows:

  (a) Unless the Committee determines otherwise, if (i) the Participant's termination of employment occurs because of death, Disability or after the Participant has attained at least age 55 and (ii) the Participant elected the Deferred Payment Form of payment pursuant to Section 7(b), then the Participant's vested interest in his or her Book Account shall be paid in the manner so elected by the Participant pursuant to Section 7(b).

  (b) In all other cases, the distributable amount shall be paid in substantially equal annual installments over a seven-year period commencing as soon as practicable following the Participant's termination of employment, or in such other form of payment, within a period not exceeding ten years, as the Committee shall determine.

  9. PAYMENT.

  (a) The Committee shall determine whether a payment shall be made (i) in whole shares of Company Stock equal to the number of hypothetical whole shares of Company Stock credited to the Participant's Book Account or (ii) in a combination of whole shares of Company Stock and cash, in such proportions as the Committee deems appropriate. When a payment is made partly in cash, the hypothetical shares of Company Stock then credited to the Participant's Book Account shall be valued, for purposes of the payment, at the fair market value of a share of Company Stock at the time the payment is made. The Committee shall have sole discretion to determine the form of payment.

  (b) Notwithstanding anything in the Plan to the contrary, the Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which the Company Stock may then be listed, (ii) completion of any required registration or other qualification of such shares under state or federal laws or regulations that the Committee shall, in its sole discretion, determine is necessary or advisable, and (iii) the Committee shall have been advised by counsel that all applicable legal requirements have been complied with.

  (c) All benefits under the Plan shall be paid subject to required Applicable Withholding Taxes. Applicable Withholding Taxes will automatically be withheld from all payments.

  10. DEFERRAL OF PAYMENT.

  (a) The Committee shall defer payment of a Participant's Plan benefit to the extent that the sum of (i) the Participant's Plan benefit plus (ii) all other "compensation" (as defined for purposes of Section 162(m) of the Code) with respect to the Participant for the taxable year in which the Plan benefit would otherwise be deductible, may not be deductible by the Company by reason of Section 162(m) of the Code, as determined by the Committee in its sole discretion. A benefit deferred pursuant to this Section 10(a) shall be paid in subsequent taxable years of the Company to the extent that the sum of the Participant's deferred Plan benefit and all other "compensation" with respect to the Participant would not be nondeductible by the Company by reason of
Section 162(m) of the Code. This Section 10(a) shall apply only to the extent that the Committee determines in its sole discretion that the deferral could allow the Plan benefits to be deductible in a future year.

  (b) The Committee may defer payment of part or all of a Plan benefit with respect to a Participant who is an Insider, to the extent necessary or appropriate to comply with Rule 16b-3.

  (c) The Committee shall have sole discretion to determine whether and to what extent Plan benefits are to be deferred pursuant to this Section 10 and when deferred payments shall be made. The Committee's determination shall be final and binding.

  11. BENEFICIARY. A Participant may designate, on a form provided by the Committee, one or more Beneficiaries to receive any payments that are to be made under the Plan after the Participant's death. If a Participant makes no valid designation, or if the designated Beneficiary fails to survive the Participant or otherwise fails to receive the benefits, then the Participant's Beneficiary shall be the first of the following persons who survives the
Participant: (a) the Participant's spouse (that is, the person to whom the Participant is legally married when the Participant dies); (b) the Participant's surviving descendants, PER STIRPES; or (c) the Participant's estate.

  12. FAIR MARKET VALUE OF COMPANY STOCK. For purposes of the Plan, fair market value of a share of Company Stock on a given day shall be, if the shares of Company Stock are listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price thereof on the relevant date, or, if the shares are not so listed or included, the mean between the last reported "bid" and "asked" prices thereof, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc., or as reported in a customary financial reporting service, as applicable and as the Committee determines, on the relevant date; and if the Company Stock is not traded in a public market on the relevant date, the fair market value of a share of Company Stock shall be as determined in good faith by the Committee.

  13. ADMINISTRATION.

  (a) The Plan shall be administered by a Committee of two or more directors of the Company, who shall be appointed by the Board. If and to the extent required by Rule 16b-3, the Committee shall consist solely of disinterested persons as that term is defined in Rule 16b-3. If any member of the Committee fails to qualify as a disinterested person, such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board from time to time may appoint members of the Committee and may fill vacancies, however caused, in the Committee.

  (b) The Committee may adopt rules and regulations from time to time for carrying out the Plan. The Committee may impose such restrictions and requirements on Awards as it deems appropriate to ensure compliance with Rule 16b-3.

  (c) The Committee has the express discretionary authority to construe and interpret the Plan and any Awards, to resolve any ambiguities, to define any terms, to make determinations with respect to the eligibility for or amount of benefits, and to make any other determinations required by the Plan. The interpretation and construction of the Plan's provisions and the provisions of an Award document by the Committee shall be final and conclusive. All actions of the Committee shall be binding and conclusive on all persons for all purposes.

  (d) Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

14. CHANGE IN CAPITAL STRUCTURE.

  (a) In the event of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other change in the Company's capital stock, the number and kind of shares of stock, other securities or property to be issued under the Plan, the number and kind of hypothetical shares of stock or other securities allocated to Book Accounts, and any other relevant provisions shall be appropriately adjusted by the Committee. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

  (d) In the event the Company distributes to its stockholders as a dividend, or sells or causes to be sold to a Person other than the Company or a subsidiary or affiliate, shares of stock in any corporation (a "Spin-off Company") which, immediately before the distribution or sale, was a majority-owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares, the securities or property to be issued under the Plan, the number and kind of hypothetical shares of stock or other securities allocated to Book Accounts, and any other relevant provisions, and, without limiting the foregoing, may substitute securities of the Spin-off Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company's stockholders and the Participants in the businesses operated by the Spin-off Company. The Committee's determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

  (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

  15. NUMBER. Up to 2,000,000 shares of Company Stock may be issued pursuant to the Plan, subject to the provisions of Section 14.

  16. CLAIMS PROCEDURE.

  (a) Each Participant (or Beneficiary of a deceased Participant) shall be entitled to file with the Committee a written claim for benefits under the Plan. The Committee will review the claim. If the claim is denied, in whole or in part, the Committee will furnish the claimant, within 90 days after the Committee's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

    (i) Specific reasons for the denial;

    (ii) Specific reference to the pertinent Plan provisions on which the denial is based;

    (iii) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

    (iv) An explanation of the claims review procedure.

  (b) The claimant may request a review of the claim denial by an appeals committee appointed by the Board. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his or her claim. The committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

    (i) Permit the claimant to review any documents that are pertinent to the claim;

    (ii) Permit the claimant to submit to the committee issues and comments in writing; and

    (iii) Afford the claimant an opportunity to meet with a quorum of the committee as part of the review procedure.

  The committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.

  (c) Any claim not otherwise resolved under this Agreement shall be settled by arbitration to be held in Philadelphia, Pennsylvania in accordance with the rules of the American Arbitration Association then obtaining. The determination of the arbitrator(s) shall be delivered in writing to the claimant and the Company and shall be final, binding and conclusive upon all of the parties hereto.

  17. RIGHTS UNDER THE PLAN. Title to and beneficial ownership of all benefits described in the Plan shall at all times prior to the payment thereof remain with the Company. Participation in the Plan, the crediting of amounts to Book Accounts, and the right to receive payments under the Plan shall not give a Participant or Beneficiary any proprietary interest in the Company, any Subsidiary or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Company. The interests of a Participant and his Beneficiary in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to claims of their creditors.

  18. CONTINUED EMPLOYMENT. NOTHING IN THE PLAN SHALL CONFER UPON ANY PARTICIPANT THE RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY SUBSIDIARY OR SHALL INTERFERE WITH OR RESTRICT IN ANY WAY THE RIGHTS OF THE COMPANY AND ITS SUBSIDIARIES TO DISCHARGE AN EMPLOYEE AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

  19. TERMINATION OF THE PLAN. Awards may be granted at any time until the Plan is terminated by the Board, or until such earlier date when termination of the Plan shall be required by applicable law.

  20. AMENDMENTS. The Board may from time to time make such changes in and additions to the Plan as it may deem proper; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the number of shares of Company Stock that may be issued under the Plan (except pursuant to Section 14), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the Company's stockholders. The Board may unilaterally amend the Plan as it deems appropriate to ensure compliance with Rule 16b-3 or other applicable law. Except as provided in the preceding sentence, the termination of the Plan or any change or addition to the Plan shall not, without the consent of a Participant who is adversely affected thereby, alter any Awards previously granted to the Participant.

  21. EFFECTIVE DATE. The Plan shall be effective as of January 1, 1995, subject to the approval of the stockholders of the Company.

  22. SUCCESSORS. The Plan shall be binding upon the Participants and their Beneficiaries and personal representatives. If the Company becomes a party to any merger, consolidation, reorganization or other corporate transaction, the Plan shall remain in full force and effect as an obligation of the Company or its successor in interest.

  23. CONSTRUCTION. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                                TYCO TOYS, INC.

                             EXECUTIVE BONUS PLAN

  Tyco Toys, Inc. hereby establishes the Tyco Toys, Inc. Executive Bonus Plan (the "Plan"), effective January 1, 1995.

1.PURPOSE. The Tyco Toys, Inc. Executive Bonus Plan (the "Plan") is intended as an additional incentive to certain executive employees (each, an "Executive") to earn incentive compensation based on his or her individual performance and/or the financial performance of Tyco Toys, Inc. (the "Company"), its Subsidiaries (as hereinafter defined) and its business divisions (each such business division hereinafter referred to as a "Division").

2.DEFINITIONS.

  (a) "BOARD" means the Board of Directors of the Company.

  (b) "BONUS" means the amount of incentive compensation (including Common Stock) that is payable to a Participant under the Plan with respect to any Bonus Year.

  (c) "BONUS YEAR" means the calendar year with respect to which the amount of a Bonus is determined.

  (d) "CLOSING PRICE" means, if the shares of Common Stock are listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price thereof on the relevant date, or, if the shares are not so listed or included, the mean between the last reported "bid" and "asked" prices thereof, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc., or as reported in a customary financial reporting service, as applicable and as the Committee determines, on the relevant date; and if the Common Stock is not traded in a public market on the relevant date, the fair market value of a share of Common Stock as determined in good faith by the Committee.

  (e) "COMMITTEE" means the committee appointed by the Board to administer the Plan.

  (f) "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

  (g) "DISABILITY" means becoming physically or mentally disabled so that such Participant (as hereinafter defined) is unable to perform the services required pursuant to his or her employment with the Company or a Subsidiary for a period of six successive months, or an aggregate of six months in any twelve-month period.

  (h) "EXECUTIVE OFFICER" means those Participants designated by the Committee to be subject to the provisions of Section 7 of the Plan requiring such Executive Officers to receive a portion of their Bonus in the form of Restricted Stock.

  (i) "PLAN" means this Executive Bonus Plan, as the same may be amended from time to time.

  (j) "RESTRICTED STOCK" or "Restricted Shares" means the shares of Common Stock issued to Participants under the terms of the Plan subject to such restrictions and conditions of forfeiture as may be imposed at the discretion of the Committee.

  (k) "TARGET" means the achievement by the Company or by any Subsidiary or Division of the Company, as the case may be, of a level of performance measured by reference to objective criteria as determined from time to time by the Committee. The Target applicable to any

Participant who is a "covered employee" as that term is defined in Section 162(m)(3) of the Code, shall be a level specified by the Committee for the Bonus Year of (i) net income of the Company as reflected in the Company's audited financial statements, (ii) earnings before interest and taxes of the Company, (iii) earnings before interest, taxes, depreciation and amortization of the Company , (iv) consolidated cash flow of the Company or (v) a combination of two or more of items (i)-(iv) above. With respect to such "covered employees", the Target shall be selected by the Committee within the first 90 days of each Bonus Year. With respect to all Participants who are not "covered employees," the Committee shall select an appropriate Target or Targets for the Company and for the separate Subsidiaries and/or Divisions of the Company as required for purposes of the Plan and as are appropriate for the specific Participant, all determined at the discretion of the Committee. In the event there is an acquisition or divestiture, the Target level will be adjusted by the Committee to reflect such an event.

  (l) "TARGET BONUS" means an amount equal to the product of the Target Bonus Percentage and the Participant's annual base compensation in effect as of the beginning of the Bonus Year.

  (m) "TARGET BONUS PERCENTAGE" means ninety percent (90%) or such lower percentage as may be determined by the Committee.

  (n) "MULTIPLIER" means the factor determined under the provisions of section 5 used in determining the portion of a Participant's Target Bonus that will become payable in accordance with the Plan.

3.ADMINISTRATION.

  (a) COMMITTEE. This Plan shall be administered by a Committee of two or more directors of the Company, each of whom shall be an "outside director" as that term is used for purposes of Section 162(m) of the Code, who shall be appointed by the Board. The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any Restricted Stock Award (as hereinafter defined) awarded hereunder shall be final, binding and conclusive.

  (b) INDEMNIFICATION. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Bonuses thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

4.ELIGIBILITY. Each person who is employed by the Company or any Subsidiary in an executive or key management position and who is designated by the Committee to be eligible to participate in the Plan shall be a participant in the Plan (a "Participant") effective as of the date determined by the Committee. Each Participant shall be eligible to participate in the Plan for all or any portion of the Bonus Year as to which such person qualified as a Participant. Any Participant who is initially hired by the Company or any Subsidiary during a Bonus Year or whose employment with the Company and its Subsidiaries is terminated during a Bonus Year for any reason other than for Cause (as hereinafter defined) or by reason of such Participant's voluntary resignation, shall be eligible for a pro-rated Bonus based on that portion of the Bonus Year equal to the number of months such person was employed by the Company divided by twelve (12). For this purpose, any Participant hired on or before the 15th day of a month shall be treated as employed as of the first day of the calendar month in which such Participant was hired. Any other Participant shall be treated as employed as of the first day of the calendar month following such Participant's date of hire. Any Participant whose employment with the Company or an Affiliate terminates during the Bonus Year for Cause, or by reason of such Participant's voluntary resignation shall cease to participate in the Plan effective on the date of such termination and shall not be entitled to receive any benefits under the Plan attributable to such Bonus Year.

5.BONUS AWARDS.

  (a) BONUS CATEGORIES. There shall be two categories of Participants: (i) top corporate executives (hereinafter referred to as "Top Corporate Executives"), and (ii) all other Participants. The Committee shall designate the applicable category for each Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee shall designate the Participants who are to be Top Corporate Executives within 90 days of the commencement of the relevant Bonus Year.

  (b) BONUSES FOR TOP CORPORATE EXECUTIVES. The Bonus payable to Participants who are Top Corporate Executives shall be determined on the basis of the Target applicable to the Company as determined by the Committee in accordance with Section 2(k) above. Each Participant who is a Top Corporate Executive shall be entitled to a Bonus equal to the product of the Target Bonus for such Participant and the multiplier as hereinafter described (the "Multiplier"). The Multiplier for any Bonus Year will be zero if the percentage of the Target achieved is less than 80% and will be 1.50 if the percentage of the Target achieved equals or exceeds 120% of the Target. In the event the Target is achieved between 80% and 120% of the Target, the Multiplier will be a prorated number between .5 and 1.5 based on the proportionate level of the Target achieved in relation to such percentages. This shall be calculated by using the following formula: M=1 + 2.5 (T-100)/100 (where M is the Multiplier and T is the percentage of the Target achieved). For example, where the Target achieved is 90% of the Target, M will equal 1 + 2.5(90-100)/100, that is, .75; if 110% of the Target is achieved, M will equal 1 + 2.5(110- 100)/100, that is, 1.25.

  (c) BONUSES FOR ALL OTHER PARTICIPANTS. The Bonus payable to all Participants whose Bonuses are not determined under Section 5(b) above shall be determined on the basis of the Target or Targets applicable to the Company and to the Division(s) or Subsidiary(ies) which the Committee designates to be an appropriate measure of such Participant's performance, all as determined at the discretion of the Committee in accordance with Section 2(k) above. Each Bonus which is determined under this Section 5(c) shall be equal to the sum of
(a) the product of the Target Bonus for such Participant and the Division/Subsidiary Multiplier(s) and (b) the product of the Target Bonus for such Participant and the Company Multiplier. The Division/Subsidiary Multiplier(s) and the Company Multiplier for each such Participant shall be based on the extent to which the Target for the Division or Subsidiary of the Company and the Target for the Company is achieved. The relationship between such Targets and the Multipliers for such Participants shall be determined at the discretion of the Committee. Notwithstanding anything contained in this
Section 5(c), the senior management of the Company may, at their discretion, withhold a portion of the Bonus otherwise payable to any Participant whose Bonus is determined under this Section 5(c) equal to any amount up to 25% of such Participant's Target Bonus without regard to the extent to which either the Company or any Division or Subsidiary has achieved its Target.

  (d) ANNUAL LIMITATIONS. Notwithstanding anything to the contrary contained in the Plan, no Participant shall receive more than $1,500,000 as a Bonus under the Plan during any calendar year.

6.CASH DISTRIBUTIONS.

  PAYMENT DATE. Except as otherwise provided under Section 7, Bonuses shall be payable on or about the March 31 which immediately follows the end of the Bonus Year.

7.RESTRICTED STOCK AWARDS.

  (a) PORTION OF BONUS PAYABLE IN RESTRICTED STOCK.

    (i) A portion (the "Applicable Percentage") of each Executive Officer's Bonus for each Bonus Year (such portion to be designated as a percentage within the first 90 days of each Bonus Year at the discretion of the Committee) shall be paid in Restricted Stock as described herein. Subject to the provisions of the Plan, the Company shall award the Executive Officer a Restricted Stock Award (as hereinafter defined) equal to the number of shares (rounded down to the nearest whole number) calculated in the following manner:

      (A) An amount shall be calculated equal to the Applicable Percentage of the Executive Officer's Bonus.

      (B) The amount calculated under subsection 7(a)(1)(A) above for the Executive Officer shall then be divided by 80% of the "Average Value" (as hereinafter defined) of a share of Company Common Stock determined as of the March 31 of the year following the applicable Bonus Year (the "Pricing Date"). For these purposes, the "Average Value" shall mean the average of the Closing Prices for a share of Company Common Stock during the 30 day period immediately preceding the date for which the Average Value is to be determined.

    (ii) Participants shall be permitted to make an election (which election shall be irrevocable) to receive a portion of such Participant's Bonus in Restricted Stock (with respect to each Executive Officer, such election shall be made with respect only to that portion of the Bonus not required to be in Restricted Stock pursuant to subsection 7(a)(1) above). The Participant shall make the election under this Section by executing, at least six months prior to the Payment Date described in section 6 above, such election form as may be provided by the Committee. Subject to the provisions of the Plan, the Committee shall award Restricted Stock ("Restricted Stock Award") to an Executive equal to the number of shares (rounded down to the nearest whole number) calculated in the following manner:

      (A) An amount shall be calculated equal to the "Elected Percentage" (as hereinafter defined) of the Participant's Bonus (excluding the portion, if any, covered under subsection 7(a)(1)(A)). For this calculation, the "Elected Percentage" shall be that percentage (0%, 25%, 50%, 70%, 85% or 100%) irrevocably elected by the Participant for the Bonus Year on an applicable form provided by the Committee for this purpose.

      (B) The amount calculated under subsection 7(a)(2)(A) above shall then be divided by 80% of the Average Value of a share of Company Common Stock determined as of the Pricing Date.

    (iii) Notwithstanding anything contained herein to the contrary, any Bonus payable under the provisions of the Plan to a Participant who is no longer an employee of the Company or any Subsidiary shall be payable exclusively in cash.

  (b) VESTING. Except as provided in subsection 7(c), the Restricted Stock awarded with respect to any Bonus Year shall be fully vested on the second anniversary of the Pricing Date for such Restricted Stock; provided the Participant is employed by the Company or a Subsidiary on the second anniversary of the Pricing Date. The portion of any Bonus which is not payable in Restricted Stock shall be paid in cash in accordance with
Section 6 above. All Restricted Stock which is not vested under this subsection 7(b) or subsection 7(c) shall be forfeited by the Participant upon the last day of the Participant's employment with the Company and may be used for other Restricted Stock Awards under the Plan. Notwithstanding anything to the contrary contained herein, until such time as the shares issued pursuant to the Plan are vested, no Participant shall be entitled to exercise the voting rights or to receive any of the dividends attributable to such shares.

  (c) ACCELERATION OF VESTING OF RESTRICTED SHARES ON THE OCCURRENCE OF CERTAIN EVENTS. In the event of a Change of Control or if Participant ceases employment with the Company and its Subsidiaries as a result of Participant's death, Disability, Retirement on or after attaining age 63 ("Retirement"), termination by the Company without Cause (as hereinafter defined) or, if Participant's terms of employment are governed by an employment agreement which provides for Participant to terminate Participant's employment for "Good Reason", if Participant terminates employment with the Company and its Subsidiaries for "Good Reason" (as defined in Participant's employment agreement), or by reason of the expiration of Participant's employment agreement, if any, without an offer of continued employment by the Company or any Subsidiary (any such occurrence being referred to hereafter as an "Event"), the Participant's Restricted Stock shall immediately become fully vested. Termination for "Cause" shall mean termination of employment by the Company or a Subsidiary because of a Participant's (i) intentional failure to perform his or her assigned duties, (ii) willful misconduct in the performance of his or her duties, or (iii) willful violation of any law, rule or regulation in connection with the performance of his or her duties (other than a misdemeanor) or a violation of any law, rule or regulation involving matter of moral turpitude, including any such violation or misdemeanor. In the event of the death of a Participant, amounts payable under the Plan shall be paid to the Participant's estate. In the event the Participant's employment terminates for any reason other than as previously described in this subsection 7(c) or except as provided in subsection 7(f), the Participant shall receive an amount payable in cash equal to the lesser of (i) the amount of the Bonus originally allocated for the Restricted Stock or (ii) the Fair Market Value of the Restricted Stock as of the date of such termination of employment.

  (d) DOCUMENTS. Restricted Shares awarded pursuant to the Plan shall be evidenced by the stock certificates described in Section 16 and such other written documents (the "Restricted Stock Award Documents") in such form as the Committee shall approve from time to time. Such Restricted Stock Award Documents shall comply with and be subject to the terms, conditions and restrictions which the Committee shall require from time to time which are not inconsistent with the terms of the Plan. The Committee shall have the right to amend the Restricted Stock Award Documents issued to a Participant subject to the Participant's consent.

  (e) CHANGE OF STATUS. In the event a Participant's status as an Executive or as an Executive Officer changes during a Bonus Year, for purposes of subsection 7(a)(1) such Participant shall be treated as having, throughout the period of employment by the Company during such Bonus Year, the same status that such Participant has as of January 1 of such Bonus Year.

  (f) CHANGE OF CONTROL. "Change of Control" means the occurrence of:

    (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as that term is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Company or any of its affiliates, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange
  Act) of
  more than fifty percent of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Subsidiary"), (B) the Company or its Subsidiaries or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

    (ii) The individuals who, as of January 1, 1995, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

    (iii) Approval by stockholders of the Company of:

      (A) A merger, consolidation or reorganization involving the Company, unless

        (1) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

        (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

        (3) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than fifty percent of the then outstanding Voting Securities) has Beneficial Ownership of more than fifty percent of the combined voting power of the Surviving Corporation's then outstanding voting securities.

      A transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction";

      (B) A complete liquidation or dissolution of the Company; or

      (C) The sale or other disposition of 50% or more of the net assets of the Company to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.

  (g) RECONSTRUCTION OF TARGET IN CERTAIN EVENTS. In the event there is a Change of Control that results in a reorganization of the Company such that the Company is no longer treated as a separate business, a pro-forma statement for that Bonus Year shall be prepared reconstructing what the Target would have been had the Company been treated as a separate business.

  (h) PAYMENT FOLLOWING A CHANGE OF CONTROL. In the event of a Change of Control, any awards that would otherwise be made in shares of Common Stock under the terms of the Plan or pursuant to a Participant's election shall be made in cash. The amount of such awards shall be equal to the amount of the Participant's Bonus that would have been paid to the Participant in cash in the absence of the provisions of Section 7. To the extent the Plan continues in effect after a Change of Control, all awards with respect to Bonus Years ending after the date of the Change of Control shall be made exclusively in cash, and any provisions of the Plan or a Participant's election providing for awards to be made in the form of Common Stock shall be without effect.

8.TRANSFER OF RESTRICTED SHARES. No Restricted Shares awarded under this Plan may be transferred, pledged, or encumbered until such time as any such shares become vested; provided, however, a Participant may transfer Restricted Shares to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Participant receives no consideration for such Family Transfer and the Restricted Shares transferred in such Family Transfer continue to be subject to the same terms and conditions that were applicable to such Restricted Shares immediately prior to the Family Transfer.

9.SHARES AVAILABLE UNDER THE PLAN. The maximum number of shares of Common Stock available for Restricted Stock Awards under this Plan shall be 5,000,000 shares, adjusted for changes in the Company's capitalization.

10.AMENDMENT OF THE PLAN. The Committee may amend the Plan from time to time in such manner as it may deem advisable; provided, however, that no amendment to the Plan shall adversely affect any cash award or Restricted Stock Award for any Bonus Year in which the amendment is adopted or any prior Bonus Year without the consent of the Participant. Notwithstanding anything to the contrary contained herein, no amendment shall be made to the Plan which increases the benefits available under the Plan for any Executive Officer who is an "Officer" as that term is defined in Rule 16a-1(f) under the Exchange Act without the approval of the stockholders of the Company.

11.TERMINATION OF THE PLAN. The Board of Directors reserves the right to terminate the Plan at any time; provided, however, that the termination of the Plan shall not eliminate the obligation of the Company to make any cash award for the Bonus Year during which such termination occurs or the vesting of any Restricted Stock Award under the Plan granted prior to the termination of the Plan.

12.NO CONTINUED EMPLOYMENT. THE AWARD OF A BONUS PURSUANT TO THIS PLAN SHALL NOT BE CONSTRUED TO IMPLY OR TO CONSTITUTE EVIDENCE OF ANY AGREEMENT, EXPRESS OR IMPLIED, ON THE PART OF THE COMPANY OR ANY SUBSIDIARY THEREOF TO RETAIN THE PARTICIPANT IN THE EMPLOY OF THE COMPANY OR ANY SUBSIDIARY OR TO MODIFY THE TERMS OF ANY EMPLOYMENT AGREEMENT WITH A PARTICIPANT, AND EACH SUCH PARTICIPANT SHALL REMAIN SUBJECT TO DISCHARGE TO THE SAME EXTENT AS IF THIS PLAN HAD NOT BEEN ADOPTED.

13.WITHHOLDING OF TAXES. Whenever a Bonus is paid in cash and/or whenever a Participant must otherwise include a Bonus or the Restricted Stock in income for federal, state or local income tax purposes, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Restricted Stock or the distribution of any Bonus or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding or redeeming a portion of any Restricted Stock otherwise deliverable pursuant to the Plan with a then Fair Market Value equal to such tax liabilities. The Company's obligation to make any delivery or transfer of vested Restricted Shares shall be conditioned on the Participant's compliance with any withholding requirement to the Company's satisfaction.

14.ESTABLISHMENT OF RULES BY THE COMMITTEE. The Committee shall have the authority to establish rules with respect to the Company's obligations in connection with the withholding requirements described in Section 13 hereof so that the conditions precedent set forth in Rule 16b-3 under the Exchange Act for exempting any such transaction involving an Executive Officer are satisfied.

15.TERMINATION FOR CAUSE. In the event any Participant's employment with the Company is terminated for Cause, no awards or payments otherwise due to such Participant under the Plan shall be made to such Participant after the date of such termination, and all such awards or payments shall be forfeited (except for any amounts receivable by the Participant under the last sentence of subsection 7(c)). Restricted Stock which is forfeited under this provision may be used to grant Restricted Stock to other Participants under the Plan without any action by the Participant.

16.STOCK CERTIFICATES. The stock certificate(s) evidencing a Restricted Stock Award shall be registered in the name of the Participant and shall bear a legend referring to the terms, conditions and restrictions applicable to such shares and shall be held by the Company until such time as such shares are vested.

17.SUCCESSORS. The obligations to make any and all awards granted under the Plan to the extent such awards have accrued shall be binding upon any successor corporation or organization which shall succeed to substantially all of the assets and business of the Company. The term "Company," whenever used in the Plan, shall mean and include any such corporation or organization after such succession.

18.RESTRICTION ON PAYMENTS OF BONUSES. Notwithstanding anything to the contrary contained herein, no payment of any Bonus, whether paid in cash or in Restricted Stock, shall be made at any time prior to approval of the Plan by the Company's stockholders. In addition, no payment of any Bonus, whether paid in cash or in Restricted Stock, shall be made until the Committee has certified in writing that the performance goals and any other material terms required under the provisions of the Plan for the payment of such Bonus have been satisfied. This certification may be in the form of approved minutes of the Committee or in an action by unanimous consent of the Committee or as otherwise determined by the Committee.

19.FAIR MARKET VALUE OF COMPANY STOCK. For purposes of the Plan, fair market value of a share of Company Stock on a given day shall be, if the shares of Company Stock are listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price thereof on the relevant date, or, if the shares are not so listed or included, the mean between the last reported "bid" and "asked" prices thereof, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc., or as reported in a customary financial reporting service, as applicable and as the Committee determines, on the relevant date; and if the Company Stock is not traded in a public market on the relevant date, the fair market value of a share of Company Stock shall be as determined in good faith by the Committee.

                                   APPENDIX E

                                                                                  LENGTH OF
                                  NUMBER OF  MARKET PRICE   EXERCISE               ORIGINAL
                                   OPTIONS/  OF STOCK AT    PRICE AT             OPTION TERM
                                     SARS      TIME OF      TIME OF      NEW     REMAINING AT
                                   REPRICED   REPRICING    REPRICING   EXERCISE    DATE OF
                         DATE OF  OR AMENDED OR AMENDMENT OR AMENDMENT  PRICE    REPRICING OR
      NAME/TITLE        REPRICING    (#)         ($)          ($)        ($)      AMENDMENT
      ----------        --------- ---------- ------------ ------------ -------- --------------
R. E. Grey               8/22/90    50,000      $14.94       $20.81     $14.94  4 yrs. 1 mo.
Chairman &              11/09/90    50,000        9.00        14.94       9.00  3 yrs. 11 mos.
CEO                     11/09/90    50,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94   100,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94   200,000        9.00        17.50       9.00  2 yrs. 11 mos.
                         2/02/94    60,000        9.00        14.69       9.00  3 yrs. 9 mos.

H. J. Pearce             8/22/90    30,000       14.94        20.81      14.94  4 yrs. 1 mo.
Vice Chairman           11/09/90    30,000        9.00        14.94       9.00  3 yrs. 11 mos.
& CFO                   11/09/90    30,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    60,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    40,000        9.00        14.69       9.00  3 yrs. 9 mos.

Jay Kahan                6/22/90     5,000       14.94        20.81      14.94  4 yrs. 1 mo.
Executive               11/09/90     5,000        9.00        14.94       9.00  3 yrs. 11 mos.
Vice President          11/09/90     5,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    15,000        9.00        14.69       9.00  3 yrs. 9 mos.

James Lenell             8/22/90     5,000       14.94        20.81      14.94  4 yrs. 1 mos.
Senior Vice             11/09/90     5,000        9.00        14.94       9.00  3 yrs. 11 mos.
President               11/09/90     5,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.

B. J. Alley              8/22/90     5,000       14.94        20.81      14.94  4 yrs. 1 mo.
Executive Vice          11/09/90     5,000        9.00        14.94       9.00  3 yrs. 11 mos.
President               11/09/90     5,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos
                         2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.

K. Malmos                8/22/90     5,000       14.94        20.81      14.94  4 yrs. 1 mo.
President --            11/09/90     5,000        9.00        14.94       9.00  3 yrs. 11 mos.
International Division  11/09/90     5,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    15,000        9.00        14.69       9.00  3 yrs. 9 mos.

R. M. Kennedy, Jr.       8/22/90     2,000       14.94        20.81      14.94  4 yrs. 1 mo.
Senior Vice President   11/09/90     2,000        9.00        14.94       9.00  3 yrs. 11 mos.
                        11/09/90     5,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    14,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.

M. J. Lyden              8/22/90     2,000       14.94        20.81      14.94  4 yrs. 1 mo.
President--             11/09/90     2,000        9.00        14.94       9.00  3 yrs. 11 mos.
Tyco U.S.               11/09/90     3,000        9.00        14.81       9.00  2 yrs. 9 mos.
                         2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos.
                         2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.

                                                                                    LENGTH OF
                                    NUMBER OF  MARKET PRICE   EXERCISE               ORIGINAL
                                     OPTIONS/  OF STOCK AT    PRICE AT             OPTION TERM
                                       SARS      TIME OF      TIME OF      NEW     REMAINING AT
                                     REPRICED   REPRICING    REPRICING   EXERCISE    DATE OF
                           DATE OF  OR AMENDED OR AMENDMENT OR AMENDMENT  PRICE    REPRICING OR
       NAME/TITLE         REPRICING    (#)         ($)          ($)        ($)      AMENDMENT
       ----------         --------- ---------- ------------ ------------ -------- --------------
P. J. Weaver               8/22/90     2,000      $14.94       $20.81     $14.94  4 yrs. 1 mo.
Executive Vice President  11/09/90     2,000        9.00        14.94       9.00  3 yrs. 11 mos.
                          11/09/90     3,000        9.00        14.81       9.00  2 yrs. 9 mos.
                           2/02/94    20,000        9.00        15.03       9.00  2 yrs. 10 mos.
                           2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.

J. Block                   2/02/94     7,500        9.00        14.69       9.00  3 yrs. 9 mos.
Senior Vice President

M. Scheman                 2/02/94    10,000        9.00        14.69       9.00  3 yrs. 9 mos.
Chairman &
CEO of
Playtime
Subsidiary

Robt. Rao                  2/02/94     5,000        9.00        14.69       9.00  3 yrs. 9 mos.
Former
President
of Playtime
Subsidiary

Robt. Dorsee               8/22/90     2,000       14.94        20.81      14.94  4 yrs. 1 mo.
Former Vice               11/09/90     2,000        9.00        14.94       9.00  3 yrs. 11 mos.
President                 11/09/90     3,000        9.00        14.81       9.00  2 yrs. 9 mos.

Benson A. Selzer           8/22/90    50,000       14.94        20.81      14.94  4 yrs. 1 mo.
Former                    11/09/90    50,000        9.00        14.94       9.00  3 yrs. 11 mos.
Chairman                  11/09/90    50,000        9.00        14.81       9.00  2 yrs. 9 mos.

John A. Selzer             8/22/90    50,000       14.94        20.81      14.94  4 yrs. 1 mo.
Former                    11/09/90    50,000        9.00        14.94       9.00  3 yrs. 11 mos.
Secretary                 11/09/90    50,000        9.00        14.81       9.00  2 yrs. 9 mos.

H. Freedhoff              11/09/90     2,000        9.00        14.94       9.00  4 yrs. 1 mo.
Former
President of
Canadian
Subsidiary

                         [LOGO OF TYCO APPEARS HERE]
                                Tyco Toys, Inc.
                              6000 Midlantic Drive
                             Mt. Laurel, New Jersey
                                     08054

                     [LOGO OF RECYCLED PAPER APPEARS HERE]

                           Printed on recycled paper
  This document is printed on recycled paper which contains at least 10% post consumer waste.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                TYCO TOYS, INC.

        Proxy for the Annual Meeting of Shareholders on May 11, 1995.

The undersigned hereby appoints and authorizes Richard M. Grey and Harry J. Pearce and each of them (with the Power of Substitution), Proxies for the undersigned to represent and vote as designated on the reverse side, all shares of common stock of Tyco Toys, Inc. held of record by the undersigned on March 24, 1995, at the Annual Meeting of Shareholders to be held on May 11, 1995 or any adjournment thereof.

This Proxy confers certain discretionary authority described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement dated March, 1995 and the Annual Report to Stockholders for 1994.

1. Election of Directors: Nominees for Term expiring at the 1998 Annual Meeting
                          Harry J. Pearce, Timothy J. Danis, Arnold Thaler
                          LaSalle D. Leffall, Jr.
                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
- --------------------------------------------------------------------------------
[X] Please mark your                                                    +
    votes as in this                                                    + 9398
    example.                                                            ++++++


          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction to the contrary is made, this Proxy will be voted for the Nominees listed in Proposal 1, for Proposal 2, for Proposal 3, for Proposal 4 and for Proposal 5.

                                                        FOR         WITHHELD
1. Election of Directors (see reverse)                  [_]           [_]

   For, except vote withheld from the following nominee(s):


   -------------------------------------------------------------


                                                        FOR   AGAINST   ABSTAIN
2. Proposal to amend the amended Articles of
   Incorporation of the Company to provide for an       [_]     [_]       [_]
   increase of the number of authorized common shares
   to  75,000,000.
                                                        FOR   AGAINST   ABSTAIN
3. Proposal to amend the 1992 Non-Qualified Stock
   Option Plan and to provide for an increase in the    [_]     [_]       [_]
   number of shares authorized to be used under the
   Plan.
                                                        FOR   AGAINST   ABSTAIN
4. Approval of the Long-Term Incentive Plan for Senior
   Executive Managers of the Company.                   [_]     [_]       [_]

                                                        FOR   AGAINST   ABSTAIN
5. Approval of the Annual Incentive Plan for Executive
   Managers of the Company.                             [_]     [_]       [_]


6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Please mark, sign, date and return this Proxy promptly by using the enclosed envelope.


SIGNATURE(S)_____________________________________________ DATE_______________

(NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)